                                                                   EXHIBIT 10.20

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                                 LOAN AGREEMENT

                                      among

                                PRINCESA PARTNERS


                                       and

                   each of the Lenders set forth on Exhibit A


                          Dated as of October 22, 1998




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





                                 LOAN AGREEMENT

         This LOAN AGREEMENT (this "Agreement"), dated as of October 22, 1998, among PRINCESA PARTNERS, a Florida general partnership (the "Borrower"), and each of the lenders that has executed this Agreement (collectively, and together with permitted assignees, the "Lenders"), with capitalized undefined terms in the Recitals being used with the meanings assigned thereto in Section 1.1.

                                    Recitals

         A. The Borrower has requested the Lenders to make a Loan in the aggregate principal amount of $8,400,000 to finance the Project costs and for working capital of Bayfront.

         B. Each of the Lenders has agreed severally but not jointly to fund a Loan advance in the principal amount designated for such Lender in Exhibit A hereto, each of which Loan advances will be evidenced by a Note, on the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing Recitals and the terms and conditions set forth below, the parties hereto agree as follows:

                                    ARTICLE I
                                   Definitions

         Section 1.1 Specific Definitions. As used herein, the following terms shall have the following meanings; additionally capitalized terms not defined herein and defined in the Depository Agreement shall have the same meanings herein as therein:

         "Bayfront" means Bayfront Ventures, a Florida general partnership.

         "Bayfront Agreement" means the Agreement of even date herewith given by Bayfront for the benefit of the Lenders, whereby Bayfront (i) guarantees payment and performance of the Borrower's obligations to the Lenders, (ii) subordinates its rights under the Charter to the Lenders' rights under the Mortgage and the Security Agreement , and (iii) grants a security interest to the Lenders in the Equipment and in certain revenues to be derived from the Gaming Enterprise.

         "Business Day" means any day, other than a Saturday, a Sunday, or a legal holiday on which national banks in the State of Florida are not required to be open for business.

         "Charter" means the agreement between the Borrower, as owner, and Bayfront, as charterer, dated October 10, 1998, whereby the Borrower has let the Vessel to Bayfront.

         "Closing Date" has the meaning assigned to such term in Section 2.1.


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         "Collateral" has the meaning assigned to such term in the Security
     Agreement.

         "Conversion Date" means February 1, 1999.

         "Debt Service" means the aggregate principal (whether at maturity, a mandatory prepayment, pursuant to sinking fund redemption requirements or otherwise) and interest payments on Indebtedness, for the period of time for which calculated; provided, that with respect to Indebtedness bearing interest at a variable or floating interest rate, Debt Service shall be calculated by assuming that the interest rate borne by such Indebtedness is equal to the maximum pre-default rate of interest permitted to be borne by the terms of the agreements and promissory notes governing such Indebtedness.

         "Debt Service Coverage Ratio" means, with respect to any period of four consecutive fiscal quarters, the ratio of (i) Net Facility Revenues for such period to (ii) Debt Service for the 12-month period commencing on the first day following the end of such period on all Indebtedness.

         "Default" means an event which, with the giving of notice or lapse of time (regardless of whether such notice or lapse of time is required under Section 7.1 or under some other provision of this Agreement, or otherwise), or both, would constitute an Event of Default.

         "Default Rate" means the annual interest rate equal to the sum of the interest rate that would otherwise apply plus four percent (4.0%).

         "Equipment" has the meaning assigned to such term in the Security Agreement.

         "Event of Default" has the meaning assigned to such term in Section 7.1 hereof.

         "Facilities" means the Vessel and any dock and adjacent properties in which the Borrower or Bayfront has an interest under the Use Agreement.

         "GAAP" means generally accepted accounting principles.

         "Gaming Enterprise" means Bayfront's gaming and entertainment business conducted aboard the Vessel.

         "Gross Facility Revenues" means all receipts at any time from the operation of the Facilities, including receipts from gaming, from food, beverage and other concessions, from entertainment and recreational facilities, from the lease or sublease of equipment or space, and from any other activities carried on within such Facilities;



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     and all receipts of the net proceeds of hazard insurance, including business interruption insurance, obtained or due with respect to the Facilities.

         "Guaranties" means the Guaranties executed by each of the Guarantors, each substantially in the form of Exhibit D, modified, however, in the case of the Guaranty executed on behalf of Concorde Gaming Corporation, to reflect the fact that Concorde Gaming Corporation is a corporate entity.

         "Guarantors" means Bruce Lien, Michael Hlavsa, David Grossman and Concorde Gaming Corporation.

         "Indebtedness" means (i) all indebtedness, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed, (ii) all deferred indebtedness for the payment of the purchase price of property or assets purchased, other than ordinary trade indebtedness incurred in the ordinary course of business to purchase current assets or for current expenses which is payable and in fact paid in accordance with ordinary trade terms, (iii) all guaranties, endorsements, assumptions and other contingent obligations in respect of, or to purchase or otherwise to acquire, indebtedness of others, (iv) all indebtedness secured by any mortgage, pledge or lien existing on property owned, subject to such mortgage, pledge or lien, whether or not the indebtedness secured thereby shall have been assumed, and (v) all installment purchase contracts, loans secured by purchase money security interests and lease-purchase agreements or capital leases, in each case computed in accordance with GAAP.

         "Lien" means any security interest, mortgage, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, whether arising by agreement or operation of law.

         "Loan" has the meaning assigned to such term in Section 2.1.

         "Loan Documents" means this Agreement, the Notes, the Security Agreement, the Mortgage, the Servicing Agreement and all amendments, supplements and replacements thereof and thereto and promissory notes and agreements executed and delivered by the Borrower in renewal, substitution or restatement thereof.

         "Loan Rate" means the annual interest rate determined pursuant to
     Section 2.2(b).

         "Maturity Date" means January 1, 2004.

         "Mortgage" means the first preferred ship mortgage between the Borrower and the Servicer, as the same may from time to time be amended or supplemented in accordance with the terms thereof.



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         "Net Facility Revenues" for any period means the Gross Facility
     Revenues less the Operating Expenses for such period.

         "Note" means a promissory note of the Borrower issued pursuant to
     Section 2.2 and substantially in the form of Exhibit C.

         "Operating Expenses" means the current expenses of operation, maintenance and repair of the Facilities. Operating Expenses shall include, without limitation, prizes, wages, the cost of materials and supplies used for current operation and maintenance, advertising and marketing expenses, insurance premiums, charges for the accumulation of appropriate reserves for current expenses that are not recurrent monthly but may reasonably be expected to be incurred in accordance with GAAP, and payments permitted under Section 6.17.Operating Expenses shall not include any management fee or allowance for depreciation or amortization or renewals or replacements of capital assets. Up to $2,000,000 of pre-opening expenses incurred prior to or within one year following the Closing Date may be excluded in determining Operating Expenses. Pre-opening expenses include expenses of initial advertising, staffing and staff training, special promotions, and other similar one-time expenditures.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, firm, association, joint stock company, trust, unincorporated organization, government or Indian tribe, or any agency, instrumentality or political subdivision thereof, or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Plans" means the specifications and contract drawings for the construction and furnishing of the Vessel, prepared for the Borrower by DeJong & Lebet, Inc., naval architects.

         "Project Costs" include the amounts required to pay the indebtedness to BNC Financial Corporation that has been assumed by the Borrower in full, to pay for all equipment and fixtures appertaining to the Vessel, to pay all fees and transaction costs, including fees required to be paid pursuant to
     Section 8.3, all as more fully set forth in the Total Project Cost
     Statement.

         "Resolutions" means the duly adopted resolutions of the Borrower, in form and substance reasonably acceptable to the Servicer.

         "Security Agreement" means the Security Agreement of even date herewith given by the Borrower for the benefit of the Lenders.

         "Servicer" means The National City Bank of Evansville, in its capacity as servicer, and its permitted successors and assigns pursuant to the provisions of the Servicing Agreement.



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         "Servicing Agreement" means the Servicing and Intercreditor Agreement of even date herewith among the Servicer, the Borrower and the Lenders, as the same may be amended or supplemented in accordance with the terms thereof and hereof.

         "Total Project Cost Statement" means the statement required by Section 5.1(o).

         "Use Agreement" means the Use Agreement dated June 25, 1997 between Bayfront Park Management Trust and Bayfront.

         "Vessel" means the diesel-powered vessel having overall dimensions of 200 feet by 40 feet, constructed, outfitted and tested in accordance with the Plans, as more fully described in Exhibit B.

         Section 1.2 Certain Other Terms. For purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

         Section 1.3 "Combined" Financial Tests. Sections 2.4, 6.12, 6.13 and
6.14 refer to "combined" earnings, Debt Service Coverage Ratio, and Tangible Net Worth. In each case, the "combined" figure shall be determined by adding the figures determined for the Borrower and Bayfront, based on financial statements delivered pursuant to Section 6.15, after eliminating inter-company items.

                                   ARTICLE II
                                    The Loan

         Section 2.1 The Loan. Subject to the terms and conditions stated herein, on the date that all of the conditions set forth in Section 5.1 shall have been satisfied (the "Closing Date"), each Lender shall advance to the Borrower the full principal amount of the Note designated for such Lender on Exhibit A hereto, for an aggregate principal amount to be advanced by all of the Lenders to the Borrower hereunder of $8,400,000 (the "Loan").

         Section 2.2 The Notes; Principal and Interest.

         (a) Each Lender's portion of the Loan shall be evidenced by and repayable with interest in accordance with a Note of the Borrower, payable to the order of such Lender in the form attached hereto as Exhibit C, dated the Closing Date, in the original principal amount equal to the principal amount advanced by such Lender under Section 2.1, providing for monthly payments of interest only prior to the Conversion Date and for monthly installments of principal and interest payable on and after the Conversion Date in the amount determined pursuant to paragraph (d) of this Section 2.2.The aggregate original principal amount of all the Notes shall be $8,400,000.



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         (b)   Interest shall accrue on the unpaid principal balance of each
     Note outstanding from time to time (computed on the basis of twelve 30-day months in a year) from the Closing Date until such Note shall have been paid in full at a rate of 10 5/8% per year.

         (c) Prior to the Conversion Date, interest accrued on the principal balance of each Note during each month shall be due and payable by the Borrower on the first day of the next succeeding month, commencing on the first day of the month following the Closing Date and continuing on the first day of each month thereafter to but excluding the Conversion Date. Accrued and unpaid interest on each Note shall also be payable upon prepayment in full of such Note and upon maturity of such Note.

         (d) Commencing on the Conversion Date and continuing on the first day of each month thereafter to and including the Maturity Date, the principal of each Note shall be due and payable in consecutive monthly installments, with each such monthly installment in an amount equal to such Note's Proportionate Share of the amount specified for such month on the amortization schedule set forth in Exhibit E hereto. For purposes hereof, "Proportionate Share" with respect to any Note means a ratio, the numerator of which equals the original principal amount of such Note and the denominator of which equals the aggregate original principal amount of all Notes, including such Note. The entire principal of each Note remaining unpaid, and all accrued and unpaid interest thereon, shall be due and payable in full on the Maturity Date.

         (e) In the event any payment of the principal of or interest on the Notes is not paid when stated to be due (other than upon acceleration), the Borrower shall pay a late charge equal to four percent (4.0%) of such late payment, but in no event shall such late charge exceed the maximum amount permitted by applicable law, to defray the costs of the Lenders incident to collecting such payment. This late charge shall not be deemed to excuse a late payment or be deemed a waiver of any other rights the Lenders may have, including the right to declare the entire principal balance of the Notes and accrued interest thereon immediately due and payable.

         (f) Notwithstanding anything herein to the contrary, upon the occurrence of any Event of Default, and continuing until all Events of Default shall have been cured to the satisfaction of the Lenders, the unpaid principal balance of each Note from time to time outstanding shall accrue interest at the Default Rate and all interest accrued at the Default Rate shall be due and payable on demand of the Lenders.

         Section 2.3 Optional Prepayments; Prepayment Premiums. The Borrower shall have the right, upon no less than 15 days' prior written notice to the Lenders, to prepay the principal balance of the Loan, in whole or in part, without premium or penalty, except as may be hereinafter required; provided that
(i) any prepayment shall be made on the first day




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of a calendar month; (ii) any prepayment shall be in a principal amount of no less than $250,000 and shall be applied to the prepayment of Notes ratably in proportion to the principal amount of each; (iii) any prepayment of the entire remaining principal balance of the Notes shall include a payment of all interest accrued on the Notes; and (iv) in no event shall any partial prepayment reduce or postpone any scheduled installment of principal and interest due on any Note. Notwithstanding anything to the contrary set forth herein, the Borrower shall have no right to prepay, and the Lenders shall have no obligation to accept any tendered prepayment of all or any part of the principal of the Notes prior to September 1, 1999, or on or after September 1, 1999 unless any such tendered prepayment is accompanied by payment of a "prepayment premium" in an amount equal to the percentage of the principal amount to be prepaid which percentage is as set forth below opposite the period during which such prepayment is tendered:

                                                                         "Prepayment Premium"
                        Period                                                 Percentage
                        ------                                           --------------------
September 1, 1999 through and including August 31, 2000                           1.5%
September 1, 2000 through and including August 31, 2001                           1.0%
September 1, 2001 through and including August 31, 2002                            .5%

         Section 2.4 Mandatory Prepayment. The Borrower shall prepay the principal balance of the Notes in an amount equal to 12% of the amount of Excess Revenues in any fiscal year of the Borrower, with such prepayment applied first to the prepayment of Notes ratably in proportion to the principal amount of each, and each such prepayment shall be applied to principal installments due on each such Note in inverse order of maturity. For any such one-year period, "Excess Revenues" means the excess of (i) the Borrower's and Bayfront's combined earnings before taxes, depreciation and amortization minus the principal and interest paid with respect to the Notes during such period, over (ii) $4,000,000. The Borrower shall not be required to pay any prepayment premium in connection with any mandatory prepayment pursuant to this Section. Any prepayment required with respect to a one-year period shall be payable on or before the immediately following January 15th.

         Section 2.5 Payments. All payments and prepayments by the Borrower of principal of and interest on the Notes, and all fees, costs and expenses payable by the Borrower under this Agreement or any other Loan Document, shall be paid on the date due to the Servicer by wire transfer of immediately available funds, in accordance with wire transfer instructions provided by the Servicer to the Borrower from time to time. If any payment or prepayment of principal of, or interest on, the Notes or any fee payable hereunder becomes due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day, and if so made shall be considered timely, and such extension of time shall be included in the computation of interest.

         Section 2.6 Application of Payments. All payments made hereunder shall be applied to any "prepayment premium" then due pursuant to Section 2.3 hereof, to any late payment charge then due pursuant to Section 2.2(e) hereof, to interest accrued on the Notes,



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to the principal balance of the Notes and, if the Lenders have advanced any sums under the terms of any Loan Documents, to repayment of the funds so advanced, even though the same have become part of the principal balance of the Notes, together with interest thereon at the Loan Rate, in such order as the Lenders, at their option, may elect.

         Section 2.7 Use of Proceeds. The proceeds of the Notes shall be applied to pay Project Costs and to make a loan to Bayfront in an amount not exceeding $1,500,000 for working capital purposes.

                                   ARTICLE III
                                    Security

         Section 3.1 Mortgage and Security Agreement. As security for the payment and performance of all obligations of the Borrower to the Lenders under the Notes, this Agreement and the other Loan Documents, the Borrower shall execute and deliver to the Lenders the Mortgage and the Security Agreement, granting to the Lenders a security interest in the Vessel and the Equipment and the other Collateral.

         Section 3.2 Charter Hire. As additional security for the payment and performance of all obligations of the Borrower to the Lenders under the Notes, this Agreement and the other Loan Documents, the Borrower hereby grants to the Lenders a security interest in its rights under the Charter.

                                   ARTICLE IV
                         Representations and Warranties

         The Borrower represents and warrants to Lenders that:

         Section 4.1 Organization, Powers, Etc. (a) The Borrower is a general partnership validly organized and in good standing under the laws of Florida;
(b) the Borrower has full power and authority to own its properties and to carry on its business as presently conducted and as proposed to be conducted at the Facilities; and (c) the Borrower has the power to execute, deliver and perform the Loan Documents.

         Section 4.2 Authorization of Borrowing, Etc. The execution, delivery and performance of the Loan Documents and the borrowings hereunder have been duly authorized by all requisite action of the Borrower and will not violate any order of any court or other agency of government having jurisdiction over the Borrower, the partnership agreement of the Borrower, any provision of any indenture, agreement or other instrument to which the Borrower is a party or by which it or any of its properties is bound, or, to the Borrower's knowledge after due inquiry, any provision of law. The Loan Documents to which the Borrower is a party constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency or other similar laws affecting creditors' rights generally).



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

         Section 4.3 Litigation. There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or threatened against or affecting the Borrower which, if adversely determined, would have a material adverse effect on the Borrower or its business or financial condition or its ability to carry out its obligations under the Loan Documents.

         Section 4.4 Agreements. The Borrower is not a party to any material agreement or instrument except as set forth in Schedule 4.4.The Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party.

         Section 4.5 Compliance With Law. To the best of the Borrower's knowledge after due inquiry, no consent, approval or authorization of, or registration, declaration or filing with, any governmental authority is required on the part of the Borrower in connection with the execution and delivery of the Loan Documents or the performance of or compliance with the terms, provisions or conditions thereof, or, if so required, such consent, approval or authorization, or registration, declaration or filing, has been requested and/or obtained. To the best of the Borrower's knowledge after due inquiry, the Borrower is not in violation of or subject to any contingent liability on account of any statute, law, rule, ordinance, order, writ, injunction or decree.

         Section 4.6 Financial Statements. The Borrower has not presented any financial statements to the Lenders. There has been no material adverse change in the condition, financial or otherwise, of the Borrower since the date of its formation.

         Section 4.7 Loan Not for Purpose of Margin Stock. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning, of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         Section 4.8 Loan Not to Acquire a Security. No proceeds of the Loan will be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934.

         Section 4.9 Licenses and Permits. Except as set forth in Schedule 4.9, The Borrower possesses adequate licenses, certificates, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business to be conducted on or at the Facilities substantially as presently proposed to be conducted.

         Section 4.10 Intended Use of Facilities. The intended and/or current use of the Vessel (and, to the Borrower's knowledge after due inquiry, the docks at Bayfront Park)



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for the purpose and in the manner contemplated by this Agreement or any other document related hereto are permitted by all presently applicable governmental use requirements.

         Section 4.11 No Usury. The transaction evidenced by this Agreement does not violate any applicable law pertaining to usury or the payment of interest on loans.

                                    ARTICLE V
                              Conditions Precedent

         Section 5.1 Documentary Conditions Precedent. This Agreement shall become effective upon its execution and delivery by all of the parties hereto, and the Lenders shall be obliged to make their respective advances pursuant to
Section 2.1 hereof when the Lenders shall have received each of the following in form and substance satisfactory to them:

         (a) the Notes, the Security Agreement, the Mortgage, the Guaranties and the Servicing Agreement, duly executed by the appropriate parties thereto;

         (b) a copy of the Resolutions, accompanied by a duly certified statement to the Lenders by the Borrower's general partner, to the effect that the Resolutions have been duly adopted and are in full force and effect;

         (c) certificates as to the incumbency and signature of each of the persons authorized to execute and deliver the Loan Documents on behalf of the Borrower and as to the Borrower's partnership agreement;

         (d) one or more financing statements, as requested by the Lenders, duly executed by the Borrower;

         (e) a signed copy of a favorable opinion of counsel for the Borrower, Bayfront and Concorde Gaming Corporation as to such matters incident to the transaction herein contemplated as the Lenders may reasonably require;

         (f) proof satisfactory to the Lenders that the liens granted under the Security Agreement and the Mortgage constitute first priority, perfected liens upon the Vessel and the Collateral;

         (g) copies of lien searches dated no more than 10 days prior to the Closing Date demonstrating that no financing statements or other statements or notices of Liens have been filed with or any state or municipal offices for the purpose of validating or perfecting any Lien covering any portion of the Vessel, the Equipment, or any real or personal property of the Borrower which may be used or useful in connection with the Gaming Enterprise, other than Liens permitted by Section 6.7;

         (h) evidence of the insurance coverage required by Section 6.2 hereof;

         (i) evidence of payment of all placement fees incurred in connection with the Loan and all of the Lenders' and Servicer's costs and expenses through the Closing Date reimbursable by the Borrower pursuant to Section 8.3;

         (j)   the Bayfront Agreement, duly executed by Bayfront;

         (k) a copy of the resolutions adopted by Bayfront, accompanied by a duly certified statement to the Lenders by a general partner of Bayfront, to the effect that such resolutions have been duly adopted and are in full force and effect;

         (l) certificates as to the incumbency and signature of each of the persons authorized to execute and deliver the Bayfront Agreement and any other instrument to which Bayfront may be a party on behalf of Bayfront, and as to Bayfront's partnership agreement;

         (m) evidence satisfactory to the Servicer that (i) the Vessel shall have been completed in accordance with the Plans; (ii) an official number shall have been assigned to the Vessel; (iii) a General Index or Abstract of Title shall have been issued showing the Borrower as owner and only BNC Financial Corporation as holder of a first preferred ship mortgage; (iv) BNC Financial Corporation shall have delivered for recording an instrument terminating the lien of its first preferred ship mortgage; (v) the Mortgage shall have been delivered for recording; and (vi) the U.S. Coast Guard shall have issued a Certificate of Documentation permitting the Vessel to be operated in the coastwise registry;

         (n) a pay-off letter from BNC Financial Corporation ("BNC"), specifying the amount required to pay the Borrower's obligations to BNC in full;

         (o) a statement, acceptable to the Servicer, incorporating and setting forth all Project Costs incurred or to be incurred in constructing and furnishing the Facilities in accordance with the Plans sworn to by the Borrower to be a true, complete and accurate account of all Project Costs actually incurred and a reasonably accurate estimate of all Project Costs to be incurred in the future (the "Total Project Cost Statement");

         (p) a statement by the Borrower that all building permits and such other licenses and permits as may be required to operate the Vessel have been obtained, or will be obtained as and when required, with copies attached of any such licenses and permits as have then been obtained; and

         (q) such other documents, instruments, approvals, opinions or items as the Servicer may reasonably request.

         Section 5.2 Further Conditions Precedent. The obligation of the Lenders to make their respective advances pursuant to Section 2.1 hereof shall be subject to the further



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

condition precedent that no "Default" or "Event of Default" under the Loan Agreement or any other Loan Document shall have occurred and be continuing.

                                   ARTICLE VI
                                    Covenants

         The Borrower covenants and agrees that from the date hereof until payment in full of the principal of and interest on the Loan, unless the Lenders shall otherwise consent in writing, the Borrower will:

         Section 6.1 Existence; Business; Operations. (a) Do or cause to be done all things necessary to preserve and keep in full force and effect its existence; (b) preserve all of the rights, privileges and franchises necessary or desirable in the normal conduct of its business of owning and chartering the Vessel; and (c) not liquidate, merge, dissolve, suspend business operations or sell any significant assets.

         Section 6.2 Insurance. At all times, keep and maintain, or cause Bayfront to keep and maintain, the Facilities, including, without limitation, the Vessel and the Equipment, insured against such risks and in such amounts, with such deductible provisions, as are customary in connection with the operation of facilities of comparable type and size, and the Borrower shall carry and maintain or cause to be carried and maintained at least the following insurance with respect to the Borrower and the Facilities:

         (a) With respect to the Vessel, hull and machinery insurance on a named perils basis, covering the Vessel and contents against all such usual marine risks as are provided in the American Institute Hull Clauses (most recent amendment), including collision liability, in an amount not less than the full replacement cost of the Vessel, and including a stipulated value/agreed amount endorsement;

         (b) With respect to the Vessel, protection and indemnity insurance as per Form SP23, covering liability to customers, crew, and third parties, including fixed or floating object coverage, coverage for clearance of wreck, and "dram shop" or liquor liability coverage, with a combined single limit of not less than $15,000,000.

         (c) With respect to the Vessel, war risk hull and machinery insurance, in a an amount not less than the full replacement cost of the Vessel;

         (d) if not covered by the protection and indemnity insurance described in subsection (b), general liability insurance with a combined single limit of not less than $2,000,000, and including covering perils associated with the use of the dock and other Facilities located ashore and public officials liability insurance for employment-related practice claims;

         (e) comprehensive automobile liability insurance with a combined single limit not less than $5,000,000 including coverage for hired and non-owned vehicles;

     provided, however, that no such insurance shall be required until or unless Bayfront or the Borrower owns, leases or otherwise has the right to operate one or more vehicles;

         (f) worker's compensation insurance with a longshoreman's and harbor worker's endorsement; and

         (g) business interruption insurance covering actual losses in gross operating earnings of Bayfront resulting directly from necessary interruption of business caused by risks of direct physical loss of real or personal property including the Vessel and other Facilities, subject to policy exclusions, less charges and expenses which do not necessarily continue during the interruption of business, for such length of time as may be required with the exercise of due diligence and dispatch to rebuild, repair or replace such properties as have been damaged or destroyed, but not less than 90 days, with limits equal to at least 100% of the quarterly debt service requirement hereunder.

Each of the foregoing insurance policies shall (i) be issued or written by a financially responsible insurer (or insurers) reasonably satisfactory to the Lenders, (ii) be in such form and with such provisions as are generally considered standard provisions for the type of insurance involved and (iii) prohibit cancellation or modification by the insurer without at least thirty days' prior written notice to the Servicer and the Borrower or Bayfront. Without limiting the generality of the foregoing, all the foregoing insurance policies shall name the Servicer, as agent for the Lenders, and the Borrower or Bayfront as parties insured thereunder as appropriate and as the respective interests of each of such parties may appear.

     If the policies required under subparagraphs (b), (d) and (e) do not themselves provide coverage in the amounts required hereby, the Borrower or Bayfront may obtain the required coverage through umbrella or other excess liability policies reasonably satisfactory to the Servicer.

     The Borrower will deliver or cause Bayfront to deliver to the Servicer on or before the Closing Date certificates evidencing all required insurance, and no later than November 30, 1998, copies of policies reasonably satisfactory to the Servicer evidencing the insurance which is required under subparagraphs (a) through (d) and (g), and the Borrower shall promptly furnish or cause Bayfront to furnish to the Servicer copies of all renewal notices and all receipts of paid premiums received by it. At least 30 days prior to the expiration date of a required policy, the Borrower shall deliver or cause Bayfront to deliver to the Servicer a copy of a renewal policy or certificate in a form reasonably satisfactory to the Servicer.

     If the Vessel is sold at a foreclosure sale or if the Servicer shall acquire title to the Vessel, the Servicer shall have all of the right, title and interest of the Borrower or Bayfront, as the case may be, in and to any insurance policies required under subparagraphs (a) through

(d) and (g) hereof and the unearned premiums thereon and in and to the proceeds resulting from any damage to the Vessel prior to such sale or acquisition.

     If the Vessel or any part thereof shall be damaged or destroyed by fire or other casualty, the Borrower will promptly give or cause Bayfront to give written notice thereof to the insurance carrier and the Servicer and will not adjust any damage or loss unless the Servicer shall have joined in such adjustment; provided, however, that if the Servicer does not promptly join with the Borrower in such adjustment, or if the Servicer fails diligently to pursue such adjustment, the Borrower may adjust such damage or loss. If there has been no adjustment of any such damage or loss within four months from the date of occurrence thereof (other than due to inaction by the Servicer), or if an Event of Default shall exist at the end of such four-month period or at any time thereafter, the Servicer may alone, make proof of loss, adjust and compromise any claim under the policies and appear in and prosecute any action arising from such policies. In connection therewith, the Borrower does hereby irrevocably authorize, empower and appoint the Servicer as attorney-in-fact for the Borrower (which appointment is coupled with an interest) to do any and all of the foregoing in the name and on behalf of the Borrower on or after the occurrence of the above-described events.

     All sums paid under any insurance policy required in subparagraphs (a) through (d) and (g) shall be paid solely and exclusively to the Servicer. If the amount of such proceeds is less than 10% of the current appraised value of the Vessel and appurtenant equipment, the Servicer will return such proceeds to the Borrower for payment of the restoration, repair, replacement or rebuilding of the Vessel. If the amount of such proceeds is 10% or more of such appraised value, the Servicer shall at its option apply the same, whether or not its security is impaired (after first deducting therefrom the Servicer's expenses incurred in collecting the same including but not limited reasonable attorneys'
fees) to the reduction of the principal of the Loan or to the payment of the restoration, repair, replacement or rebuilding of the Vessel that is damaged or destroyed, in such manner as the Servicer may determine. Any application of insurance proceeds shall not extend or postpone the due dates of the monthly installments payable under the Notes or change the amount of such installments.

     The Borrower shall promptly reimburse the Servicer upon demand for all of the Servicer's expenses incurred in connection with the collection of the insurance proceeds (unless deducted from insurance proceeds as provided above), including but not limited to reasonable attorneys' fees, and all such expenses, together with interest from the date of disbursement at the rate then in effect under the Notes (unless collection of interest from the Borrower at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from the Borrower under applicable law), shall be additional amounts secured by the Security Agreement and the Mortgage.

         Section 6.3 Payments of Indebtedness, Taxes and Claims; Compliance with Laws. (a) Pay all of its Indebtedness and all other indebtedness and obligations promptly when due; (b) pay and discharge or cause to be paid and discharged promptly all lawful taxes, assessments, and governmental charges or levies imposed upon it or upon its income and profits, or upon any of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon any of such properties; provided, however, that the Borrower shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge, claim or levy; and (c) comply in all material respects with all applicable laws, rules, regulations and orders, including without limitation all governmental use requirements that may apply to the Borrower, its business and operations, and the Facilities.

         Section 6.4 Inspections and Audits. At all reasonable times, permit a representative of the Lenders (to be designated from time to time by the Super-Majority Interest, as defined in the Servicing Agreement) to inspect the operations aboard the Vessel and at the other Facilities and to discuss such operations with the Borrower's personnel, and to inspect the books and records related to the Facilities and to make extracts therefrom; provided, however, that (i) so long as no Default or Event of Default is then continuing, any such inspection shall be upon 48 hours' prior notice, and (ii) all information obtained by any such Lender's representatives during the course of such inspection shall be maintained by such Lender's representatives on a confidential basis, except for disclosures of such information to any Lender and the Servicer, provided that such Lender's representatives may make disclosure of any such information (a) to federal, state and municipal governmental or regulatory authorities upon their request, (b) in the course of any court proceeding involving the Borrower, (c) pursuant to subpoena or court proceeding or (d) as otherwise required by law. The Lenders shall use reasonable efforts to protect the confidential information within their respective organizations and will advise any and all persons to whom it shall be reasonably necessary to expose confidential information of the contents of this confidentiality provision. Notwithstanding anything herein to the contrary, the Lenders may and the Borrower shall, upon request of any Lender, disclose confidential information to any prospective or subsequent purchaser of a Note who agrees to be bound by a substantially similar confidentiality obligation. If a Lender discloses confidential information as permitted in the preceding sentence, it will promptly so notify the Borrower. At any time and from time to time (but not more often than once in any calendar month), the Borrower will furnish such information reports regarding the Collateral to the Servicer for delivery to the Lenders as the Servicer, on behalf of any Lender, and its representatives may reasonably request. The Lenders shall have the authority, at any time, to require the Borrower to place upon the Borrower's books and records relating to the Collateral and other rights to payment covered by the security interest created in this Security Agreement hereby a notation stating that any such Collateral and other rights of payment are subject to a security interest in favor of the Lenders.

         Section 6.5 Notice of Litigation. Give prompt written notice to the Lenders of the commencement of any action, suit or proceeding before any court or arbitrator or any governmental department, board, agency or other instrumentality affecting the Borrower or any property of the Borrower in which an adverse determination or result could have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Borrower or on the ability of the Borrower to perform its obligations under this Agreement or the other Loan Documents, as the case may be, stating the nature and status of such action, suit or proceeding.

         Section 6.6 No Defaults. Not permit any material breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other material contractual obligation binding upon the Borrower which is not cured within the applicable cure provisions thereof.

         Section 6.7 Lien Searches; Liens. Promptly deliver to the Servicer any and all lien searches as the Servicer may reasonably request from time to time in connection with any proposed sale of any participation(s) in the Loan. The Borrower shall not create, or permit to exist, any Lien on any portion of the Vessel or any Collateral, other than (i) the Liens created hereby or by the Security Agreement or Mortgage; and (ii) purchase money security interests in and financing leases of equipment used on the Vessel, created from time to time, securing only indebtedness incurred for the purchase or lease thereof having an aggregate initial or stated amount not to exceed $500,000 at any time.

         Section 6.8 Further Assurances. From time to time, execute and deliver or endorse any and all instruments, documents, conveyances, assignments and other agreements and writings which the Lenders may reasonably request in order to protect or perfect the Loan Documents or the rights of the Lenders, or any of them, under this Agreement and the other Loan Documents.

         Section 6.9 ERISA. Comply in all material respects with the Employee Retirement Income Security Act of 1974 to the extent applicable.

         Section 6.10 Notice of Events of Default. Furnish to the Lenders as soon as possible and in any event within five calendar days after the Borrower has obtained actual knowledge of the occurrence of a Default or an Event of Default which is continuing on the date of such statement, a statement signed by the Borrower setting forth details of such Default or Event of Default and the action which the Borrower has taken, is taking or proposes to take to correct the same.

         Section 6.11 Permits and Licenses. Obtain and maintain all necessary state, federal, local and private clearances, authorizations, permits and licenses with respect to the present and future business operations of and at the Facilities.

         Section 6.12 Indebtedness Limitation. Not incur, and not permit the incurrence of, any Indebtedness on a par with the Loan unless the combined Debt Service Coverage Ratio for the most recently ended period of four consecutive fiscal quarters of the Borrower and Bayfront is greater than 2.25 to 1.

         Section 6.13 Debt Service Coverage Ratio. For the period of four consecutive fiscal quarters ended June 30, 1999 and for each period thereafter, achieve a combined Debt Service Coverage Ratio of no less than 1.5 to 1.0.

         Section 6.14 Tangible Net Worth. At all times through and including December 30, 2000, maintain a combined Tangible Net Worth as of the end of each fiscal quarter equal to the sum of $3,000,000 plus 10% of the combined after tax net income of the Borrower and Bayfront. For purposes hereof, combined "Tangible Net Worth" for such purposes means: at any date of determination the difference between (a) the total assets appearing on the balance sheet of a Person (prepared in accordance with GAAP after deducting adequate reserves in each case where, in accordance with GAAP, a reserve is proper); and (b) the total liabilities appearing on such balance sheet. The determination of total assets shall exclude: (i) goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof, covenants not to compete, training costs and other similar intangibles; (ii) all deferred charges or unamortized debt discount and expense other than deferred income taxes; (iii) securities which are not readily marketable; (iv) unless reflected in the audited financial statements of the Person, any write-up in the book value of any assets resulting from a reevaluation thereof; (v) amounts due to the Person from officers, directors, shareholders, employees or affiliates; and (vi) any asset acquired subsequent to the date of this Agreement which the Lenders, in their reasonable discretion, determine to be an intangible asset.

         Section 6.15 Financial Statements; Compliance Certificate.

         (a) As soon as practicable, but in any event within forty-five (45) days after the end of each fiscal quarter, the Borrower shall deliver to the Servicer a copy of the financial statements of the Borrower and Bayfront for such quarter, consisting of the balance sheets of the Borrower and Bayfront as at the end of such quarter and the related statements of income of the Borrower and Bayfront for such quarter and year-to-date period then ended, all prepared in accordance with GAAP for interim financial statements, but without footnotes and statements of cash flows and subject to year-end audit adjustments, and accompanied by a certificate of the chief financial officer of the Borrower in substantially the form attached as Exhibit F hereto setting forth the computations as to the Borrower's compliance with its covenants set forth in Sections 6.13 and
     6.14 hereof.

         (b) As soon as practicable, but in any event within 120 days after the end of each fiscal year of the Borrower and Bayfront, commencing with the fiscal year ending September 30, 1999, the Borrower shall deliver to the Servicer copies of the annual financial statements of the Borrower and Bayfront, consisting of the balance sheets of the Borrower and Bayfront as at the end of such year and the related statements of income of the Borrower and Bayfront for such year, all prepared in accordance with GAAP, and accompanied by (A) the audit report of a certified public accountant reasonably acceptable to the Lenders, containing an unqualified opinion thereon, and a copy of such accountant's management letters to the Borrower and Bayfront, and (B) a certificate of the chief financial officer of the Borrower in substantially the form attached hereto as Exhibit F setting forth the computations as to the Borrower's compliance with its covenants set forth in Sections 6.13 and 6.14 hereof.

         Section 6.16 Maintenance of Property. The Borrower will maintain its property in good working order and condition, reasonable wear and tear excepted, and, in accordance with reasonably prudent business practices, make all needful and proper repairs, replacements, additions and improvements thereto.

         Section 6.17 Management Fees. The Borrower will not, and will not permit Bayfront to, incur any obligation to pay any management fee or payment in lieu of a management fee to any affiliated Person.

                                   ARTICLE VII
                                Events of Default

         Section 7.1 Events of Default; Remedies. Upon the occurrence of any of the following events (each an "Event of Default"):

         (a) any representation or warranty made herein, in any other Loan Document, in any financial statement furnished pursuant to or in connection with this Agreement, or in any report, certificate or other instrument furnished by the Borrower or any authorized officer or employee thereof in connection with this Agreement shall prove to have been false or misleading in any material respect when made; or

         (b) default in the payment of the principal of or interest on the Loan and the continuance of such default for a period of 3 days after the due date; or

         (c) the Borrower shall fail to duly perform or observe in any material respect any of the other terms, conditions, covenants or agreements required to be performed or observed by the Borrower hereunder (other than any such term, condition or agreement otherwise specifically dealt with in the other paragraphs of this Section 7.1), and such failure shall continue for a period of fifteen (15) calendar days after notice thereof to the Borrower; or

         (d) an Event of Default shall occur under and as defined in the Mortgage, Security Agreement, any other Loan Document, the Bayfront Agreement or any

     Guaranty or, if no such "Events of Default" are defined in any such document, the Borrower, Bayfront or a Guarantor shall be in material breach or default of any obligation, agreement or covenant of such Person under such document and shall fail to cure such breach or default within the period or periods of grace, if any, applicable thereto; or

         (e) default in the payment of any other indebtedness of the Borrower or Bayfront that is in an amount greater than $50,000 for a single item of Indebtedness or in an amount greater than $200,000 of Indebtedness in the aggregate, or default in the performance of any other obligation incurred in connection with any such Indebtedness of the Borrower or Bayfront, if the effect of such default is to accelerate the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to be accelerated; provided that no Event of Default shall occur hereunder as a result of any such default with respect to any Indebtedness of the Borrower or Bayfront if (i) the Borrower or Bayfront in good faith contests its liability for such Indebtedness, the amount thereof or its obligation for the performance of such obligation and (ii) acceleration of such Indebtedness would not impair the Lenders' interests as holders of the Notes or the Borrower's ability to make all payments on the Notes when and as due; or

         (f) the Borrower, Bayfront or Bruce Lien shall voluntarily or involuntarily (i) apply for or consent to the appointment of a receiver, trustee or liquidator of it or any of its properties or assets, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) file a voluntary or have filed an involuntary petition in bankruptcy (and, if involuntary, such filing shall not be dismissed within 30 days from the date of filing), or a petition or an answer seeking reorganization or an arrangement with creditors to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (v) take any action for the purpose of effecting any of the foregoing; or

         (g) the Borrower or Bayfront shall incur, permit the incurrence of, create or permit to exist any Lien on Gross Facility Revenues or any Indebtedness secured by Gross Facility Revenues not expressly permitted by the terms hereof; or

         (h) Concorde Gaming Corporation shall no longer own, directly or through subsidiaries, at least a majority interest in both the Borrower and Bayfront;

then, the Lenders, by notice to the Borrower, may declare the outstanding principal of the Loan, the accrued interest thereon computed at the Default Rate, and all other obligations of the Borrower to the Lenders under the Loan Documents, to be forthwith due and payable, whereupon the Loan, all accrued interest thereon and all such obligations shall immediately become due and payable, in each case without presentment, demand, protest or notice, all of which the Borrower hereby expressly waives. In addition, the Lenders may exercise any other right or remedy available to them, or any one of them, at law or in equity, including enforcing any and all rights and exercising any remedies under any of the Loan Documents or applicable law.

                                  ARTICLE VIII
                                  Miscellaneous

         Section 8.1 No Waiver. No failure on the part of the Lenders to exercise and no delay in exercising any right, power or privilege under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

         Section 8.2 Notices. Notices permitted or required to be given hereunder shall be in writing and shall be deemed sufficient if given by registered or certified mail, postage prepaid, return receipt requested, addressed to the respective addresses of the parties or at such other addresses as the respective parties may designate by like notice from time to time. Notices so given shall be effective upon the earlier of (a) receipt by the party to which notice is given, or (b) on the fifth (5th) business day following the date such notice was deposited in the United States mail. Any notice to the Lenders and any request for a consent of the Lenders required by this Agreement shall be sent to the Servicer and addressed to:

                  The National City Bank of Evansville
                  21 S.E. Third Street
                  Evansville, IN 47708

                  Attention:  Stuart G. Harrington
                              Executive Vice President

                  with a copy to:
                  Dain Rauscher
                  Dain Rauscher Plaza
                  60 South Sixth Street
                  Minneapolis, MN  55402-4422

                  Attention:  Ali P. Alizadeh
                              Managing Director, Fixed Income

                  Notices to the Borrower shall be addressed to:

                  Princesa Partners
                  c/o Goldcoast Entertainment Cruises, Inc.
                  100 South Biscayne Blvd., Suite 850
                  Miami, FL 33131

                  Attention:  Michael Hlavsa

                  with a copy to:
                  Concorde Gaming Corporation
                  3290 Lien Street
                  Rapid City, SD
                  Attention:  George Nelson
                              Vice President

         Section 8.3 Expenses; Taxes; Attorneys' Fees; Etc. The Borrower will pay reasonable out-of-pocket expenses (including filing fees and attorneys' fees) incurred directly by or on behalf of the Lenders in connection with the preparation of the Loan Documents, the Guaranties, the Bayfront Agreement, and related instruments, or review of the Loan Documents, the Guaranties, the Bayfront Agreement, and related instruments, prior to the Closing Date or after the occurrence of an Event of Default. The Borrower agrees to pay or cause to be paid and to save the Lenders and the Servicer harmless against liability for the payment of all reasonable fees and expenses, including out-of-pocket expenses, incurred by the Lenders after the Closing Date, including but not limited to attorneys' fees (but excluding any allocated fees of in-house counsel of any Lender) and expenses of counsel and other expenses of the Lenders and the Servicer incurred from time to time, in connection with the Lenders' enforcement or preservation of rights under the Loan Documents, the Guaranties, the Bayfront Agreement, and related instruments. The Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter payable in connection with the Loan Documents, or any other documents, instruments or transactions pursuant to or in connection herewith or therewith, and the Borrower agrees to save the Lenders and the Servicer harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions. All such expenses, taxes or attorneys' fees shall be payable on demand of the Servicer or the Lenders.

         Section 8.4 Indemnification by Borrower.

         (a) The Borrower agrees to indemnify and hold harmless the Lenders, the Servicer and each of their officers, agents and employees, for, from and against any and all losses, claims, damages or liability to which any Lender, the Servicer, or any of their officers, agents or employees, may become subject under any law in connection with the carrying out of the transactions contemplated by this Agreement, any other Loan Document, any Guaranty or the Bayfront Agreement, or the conduct of any activity at the Facilities (other than as a result of the negligence or willful misconduct of any such Person), and to reimburse each Lender, the Servicer, and each of their officers, agents and employees, for any reasonable out-of-pocket legal and other fees and expenses (including attorneys' fees) incurred by such Lender, the Servicer, and each of their officers, agents and employees, in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions relating thereto. The Lenders and the Servicer agree, at the request and reasonable expense of the Borrower, to cooperate in the making of any investigation in defense of any such claim and promptly to assert any or all of the rights and privileges and defenses which may be available to the Lenders or the Servicer. The provisions of this Section shall survive the payment of the Notes and the Loan.

         (b) Without limiting the generality of the foregoing, the Borrower shall bear all loss, out-of-pocket expense (including reasonable attorneys' fees) and damage in connection with, and agrees to indemnify and hold harmless each Lender, the Servicer, and their officers, agents and employees, for, from and against all claims, demands and judgments made or recovered against such Lender, the Servicer, or any of their officers, agents or employees, because of bodily injuries, including death at any time resulting therefrom, or because of damages to property, from any cause whatsoever, arising out of or in connection with the construction, furnishing or operation of the Facilities, if due to any act of omission or commission, including negligence, of the Borrower, Bayfront or any contractor or its, his or their officers, employees or agents. The Borrower's liability hereunder shall not be limited to the extent of insurance carried by or provided by the Borrower or Bayfront or subject to any exclusions from coverage in any insurance policy. No indemnity payment shall be required hereunder to any Person if the claim, demand or judgment resulted primarily from the negligence or willful misconduct of such Person. The obligations of the Borrower under this Section shall survive the repayment of the Notes and the Loan.

         Section 8.5 Time of Essence. Time is of the essence in the performance of this Agreement and the other Loan Documents.

         Section 8.6 Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between the Borrower and the Lenders with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

         Section 8.7 Amendments, Etc. No amendment, modification or waiver of any provision of the Loan Documents and no consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by such Persons constituting Lenders as is required by the terms of the Servicing Agreement, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         Section 8.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign its rights or obligations hereunder without the prior written consent of the Lenders, and a Lender may assign its rights and obligations under this Agreement and the other Loan Documents only in accordance with the provisions of the Servicing Agreement.

         Section 8.9 Marshaling; Payments Set Aside. The Lenders shall be under no obligation to marshal any assets in favor of the Borrower or any other Person or against or in payment of the Loan or other debt or obligation of the Borrower to any Lender. To the extent that the Borrower makes a payment or payments to the Lenders or any Lender exercises its rights of setoff, and such payment or payments or the proceeds of such setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other Person under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         Section 8.10 Article and Section Titles. The Article and Section titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and shall not govern the interpretation of any of the provisions of this Agreement.

         Section 8.11 Reliance By Lenders. All covenants, agreements, representations and warranties made herein and in any Loan Document by the Borrower shall, notwithstanding any investigation by any Lender, be deemed to be material to and to have been relied upon by the Lenders and shall survive the execution and delivery of this Agreement.

         Section 8.12 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 8.13 Inconsistency. In the event that any of the terms and provisions of this Agreement are inconsistent with any of the terms and provisions of the Notes or other Loan Documents, the terms and provisions of this Agreement shall govern.

         Section 8.14 Construction. Whenever possible, each provision of the Loan Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of the Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with a valid provision the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

         Section 8.15 Governing Law, Jurisdiction, Etc. The Borrower hereby agrees with and for the benefit of the Lenders, the Servicer, and their successors and assigns, and hereby agrees that the Loan Documents shall be governed by and construed in accordance with the internal laws of the State of Indiana, except to the extent different provisions are provided for in this section.

         Section 8.16 Consent to Jurisdiction. The Borrower irrevocably (i) agrees that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in a court of record in the county in the State of Indiana where the principal office of the Servicer is located or in the Courts of the United States located in such State, (ii) consents to the jurisdiction of each such court in any suit, action or proceeding, (iii) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum, and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         SECTION 8.17 WAIVER OF JURY TRIAL. THE BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, BASED ON OR PERTAINING TO THIS AGREEMENT OR ANY OTHER RELATED LOAN DOCUMENT TO WHICH THE BORROWER IS A PARTY.

         Section 8.18 Servicing Agreement. The Servicer, the Borrower and the Lenders have entered into the Servicing Agreement whereby the Lenders have employed the Servicer to receive and distribute all payments required to be made by the Borrower with respect to the Notes and the Loan Documents, to give notices and other communications to and obtain consents from the Lenders on the terms set forth therein and to exercise, at the written direction of and on behalf of the Lenders, the rights and remedies of the Lenders under this Agreement and the other Loan Documents upon the occurrence of an Event of Default. The Borrower shall be entitled to rely upon the provisions hereof and of the Servicing Agreement for the purpose of making payments, giving notices and other communications and obtaining consents of the Lenders. The Servicer shall be a third-party beneficiary of this Agreement.

         Section 8.18 Lenders' Obligations and Liabilities Several and Not Joint. Each of the Lenders is severally (but not jointly) obligated to perform only its own obligations hereunder, if any, and no Lender shall be liable or responsible for the actions or inactions of any other Lender.

         IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Loan Agreement to be executed as of the date first above written.

PRINCESA PARTNERS                                           UNITED COMMUNITY BANK OF NORTH DAKOTA

By CONAMI, INC., Its General Partner                        By
                                                               ---------------------------------
                                                               Its
                                                                  ------------------------------

By   /s/ Jerry L. Baum
     ------------------------------
     Its President                                          THE NATIONAL CITY BANK OF EVANSVILLE

And by GOLDCOAST ENTERTAINMENT
   CRUISES, INC., Its General Partner                       By     /s/ Stewart G. Herrington
                                                               ---------------------------------
                                                               Its Executive Vice President


By   /s/ Michael A. Hlavsa                                  FIRST NATIONAL BANK
     ------------------------------
     Its President
                                                            By     /s/ Brent Frank
                                                               ---------------------------------
                                                               Its Executive Vice President


                                                            UNITED PRAIRIE BANK - SLAYTON

THE NATIONAL CITY BANK OF
   EVANSVILLE, as Lender and as Servicer                    By     /s/ Skip Larson
                                                               ---------------------------------
                                                               Its President


By   /s/ Stewart G. Herrington
     ------------------------------
     Its Executive Vice President                           PEOPLES NATIONAL BANK OF KEWANEE

                                                            By     /s/ Charles Eastman
                                                               ---------------------------------
LINN COUNTY STATE BANK                                         Its President


By   /s/ Serge L. Sisler                                    STATE BANK OF FARGO
     ------------------------------
     Its President
                                                            By
                                                               ---------------------------------
                                                               Its
                                                                  ------------------------------



                        Signature Page to Loan Agreement

                          List of Exhibits and Schedule



                    Exhibit A        Lenders

                    Exhibit B        Description of Vessel

                    Exhibit C        Form of Note

                    Exhibit D        [intentionally omitted]

                    Exhibit E        Amortization Schedule

                    Exhibit F        Compliance Certificate



                                                                       EXHIBIT A


                                     Lenders

         Lenders to the Loan Agreement dated as of October 15, 1998 with Princesa Partners as Borrower:

----------------------------------------------------------------------------

                                                             LOAN
             LENDER                                         AMOUNT
----------------------------------------------------------------------------
The National City Bank of Evansville                    $3,600,000.00
----------------------------------------------------------------------------
Linn County State Bank                                    $250,000.00
----------------------------------------------------------------------------
First National Bank                                     $3,600,000.00
----------------------------------------------------------------------------
United Prairie Bank - Slayton                             $150,000.00
----------------------------------------------------------------------------
Peoples National Bank of Kewanee                          $800,000.00
----------------------------------------------------------------------------

                                                                       EXHIBIT B

                               VESSEL DESCRIPTION

         The Princesa consists of four decks, three of which are enclosed. With approximately 10,000 square feet of gaming area, the vessel can provide up to 450 gaming positions. Located on the main deck is a casino area, the Coral Bar, a cashier's cage, and restrooms. On the second deck, the vessel offers another casino area, the Flamingo Bar, a cashier cage, and restrooms. The third deck has a dining area, entertainment lounge and an Ocean Terrace deck. An open air observation area is located on the fourth deck. Other vessel characteristics include the following:

           Length Overall                        200'-0"
           Beam (max)                            41'-0
           Beam (molded)                         13'-6"
           Depth (min) (molded)                  13'-6"
           Draft                                 9'-0"
           Passengers                            600
           Crew                                  150
           Gross tonnage                         Under 100
           Fuel Oil Capacity                     Approx. 10,000 Gal.
           Potable Water Capacity                Approx. 5,000 Gal.
           Black Water Capacity                  Approx. 5,000 Gal.
           Propulsion                            Two Caterpillar model 3412
                                                 diesel engines
           Stand by Generator                    Caterpillar model 3304
           Heating and Cooling                   Two Carrier Transicold 120-ton
                                                 water-cooled liquid chillers

                                                                       EXHIBIT C

                                  Form of Notes



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR ASSIGNED EXCEPT AS PERMITTED BY SECTION 3.1 OF THE SERVICING AND INTERCREDITOR AGREEMENT OF EVEN DATE HEREWITH AMONG THE NATIONAL CITY BANK OF EVANSVILLE, AS SERVICER, THE UNDERSIGNED MAKER OF THIS NOTE AND THE LENDERS (AS DEFINED HEREIN).

                                 PROMISSORY NOTE


$
 ----------                                               ---------------------

         For value received, PRINCESA PARTNERS (hereinafter called "Maker"), a Florida general partnership, promises to pay to the order of _________________________________ (hereinafter, together with any subsequent holder hereof, called "Lender"), or assigns, at the main office of The National City Bank of Evansville, in Evansville, Indiana (in its capacity as servicer, the "Servicer"), or at such other place as Lender may from time to time designate in writing, the principal sum of __________________________ United States Dollars (U.S. $_____________), or so much thereof as remains unpaid from time to time (hereinafter called "Principal Balance"), with interest on the Principal Balance at the rate per annum hereinafter specified, all in accordance with the terms hereinafter set forth.

         From and after the date hereof, until the date on which this Note is paid in full, Maker shall pay interest on the Principal Balance at an annual rate of 10.625%. All interest hereunder shall be computed on the basis of twelve 30-day months in a year. However, in no event shall the Loan Rate at any time exceed the maximum rate permitted by applicable law at such time if any such maximum rate is established by applicable law.

         Interest accruing on the Principal Balance during each calendar month shall be due and payable on the first day of the next succeeding month, commencing on the first day of the month following the date of this Note and continuing on the first day of each and every month thereafter through and including January 1, 1999. Commencing on February 1, 1999, and continuing on the first day of each month thereafter through and including January 1, 2004 (the "Maturity Date"), the Principal Balance and interest thereon shall be paid together in sixty (60) consecutive monthly installments with the amount of each such installment equal to the amount determined pursuant to Section 2.2 of the Loan Agreement of even date herewith (the "Loan Agreement"), among Maker, Lender and certain other lenders identified therein (collectively, including Lender, the "Lenders"). The entire remaining Principal Balance and all accrued interest thereon shall be paid in full on the Maturity Date.

         Maker and Lender agree that no payment of interest or other consideration made or agreed to be made by Maker to Lender pursuant to this Note, the Security Agreement (as that term is hereinafter defined), the Loan Agreement, or any other instrument referring to or securing this Note shall, at any time, be deemed to have been computed at an interest rate in excess of the maximum rate of interest permissible by law, if any. In the event such payments of interest or other consideration provided for in this Note, the Security Agreement, the Loan Agreement or any other instrument referring to or securing this Note shall result in payment of an effective rate of interest which, for any period of time, is in excess of the limit of the usury law or any other law applicable to the loan evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement of the Maker, be applied to the Principal Balance, with the same force and effect as though the Maker had specifically designated, and Lender had agreed to accept, such extra payments as a principal payment, without premium or penalty, and Lender will give notice of such application within a reasonable time after effecting the same. If principal hereof has been fully paid, any such excess amount shall be refunded to Maker. This provision shall control over every other obligation of Maker and Lender hereunder, under the Loan Agreement and under any instrument which secures this Note.

         This Note is issued pursuant to and is a "Note" as defined in the Loan Agreement. This Note is subject to all of the terms and provisions of the Loan Agreement, including without limitation terms providing for the payment of interest at a Default Rate and late payment charges. This Note may be prepaid at the option of Maker, and is subject to mandatory prepayment and acceleration of the Principal Balance upon the occurrence of certain events as specified in the Loan Agreement, all in accordance with the terms and conditions of the Loan Agreement.

         The payment and performance of this Note are secured by a Security Agreement and a First Preferred Ship Mortgage (collectively, the "Security Instruments") of even date herewith given by Maker to the Lenders. The obligations of the Servicer, as servicer with respect to the Notes, are set forth in, and the respective rights of the Lenders with respect to the Loan Agreement, and the Security Agreement are governed by the terms of, a Servicing and Intercreditor Agreement of even date herewith among the Servicer,, Maker and the Lenders (the "Servicing Agreement").

         Each maker, co-maker, endorser, surety and guarantor hereby guaranties payment of this Note, and waives demand for payment, presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of intent to foreclose on any collateral securing this Note, all other notices as to this Note, diligence in collection as to each and every payment due hereunder, and all other requirements necessary to charge or hold such person or entity to any obligation hereunder to the extent permitted by applicable law, and agrees that without any notice Lender may take (when and if given by any person) additional security herefor or may release any or all security herefor, or alone, or together with any present or future owner or owners of any property covered by the Security Instruments, may from time to time extend, renew, or otherwise modify the date or dates or amount or amounts of payment above recited, or Lender may from time to time release from the Security Instruments any part or parts of the property and interests subject to the Security Instruments, with or without consideration, and that, in any such case, each maker, co-maker, endorser, surety and guarantor shall continue to be bound hereby and to be liable to pay the unpaid balance of the indebtedness evidenced hereby, as so additionally secured, extended, renewed or modified, and notwithstanding any such release; and further agrees to pay all reasonable costs and expenses of collection, including court costs and reasonable attorneys' fees (prior to trial, at trial and on appeal) incurred in collecting the indebtedness secured hereby, or in exercising or defending, or obtaining the right to exercise, the rights of Lender hereunder, under the Loan Agreement, or under the Security Agreement, , whether suit be brought or not, and in foreclosure, in bankruptcy, insolvency, arrangement, reorganization and other debtor-relief proceedings, in probate, in other court proceedings, or otherwise, whether or not Lender prevails therein, and all costs and expenses incurred by Lender in protecting or preserving the property and interests which are subject to the Security Instruments or the Depository Agreement.

         Lender may transfer this Note to Accredited Investors as defined in and pursuant to the terms of the Servicing Agreement, which transfer shall be together with Lender's rights and obligations under the Loan Agreement, the Security Instruments, and the Servicing Agreement.

         This Note has been delivered in the State of Indiana and is made with reference to and shall be construed in accordance with and governed by the internal law of the State of Indiana, including but not limited to such law for the purpose of determining the maximum rate of interest, if any, which may be lawfully received hereunder by the holder hereof. This instrument shall be construed in accordance with its intent and with the fair meaning of its provisions, and without regard to any presumption or other rule requiring construction against the party which caused the same to be drafted.

         IN WITNESS WHEREOF, Maker has caused this Note to be duly executed and delivered as of the day and year first above set forth.

                                     PRINCESA PARTNERS

                                     By CONAMI, INC., Its General Partner


                                     By
                                          -----------------------------------
                                          Its President

                                     and

                                     By GOLDCOAST ENTERTAINMENT CRUISES, INC.,
                                          Its General Partner


                                     By
                                          -----------------------------------
                                          Its President

BAYFRONT VENTURES
PROJECTED AMORTIZATION SCHEDULE

PRINCIPAL                        $ 8,400,000.00
INTEREST RATE                           10.625%
TERM                                             8 YR AMORTIZATION
MONTHLY PAYMENT                  $   130,257.79
BALLOON PAYMENT                  $ 4,000,372.28  DUE JANUARY 2004
NOTE:
ACTUAL PRINCIPAL & INTEREST PAYMENTS WILL BE BASED ON SIMPLE INTEREST AS PAYMENTS ARE RECEIVED.

                                          PAYMENTS                      PRINCIPAL BALANCE

                                                                BEGINNING OF
DATE           PRINCIPAL         INTEREST           TOTAL           PERIOD        END OF PERIOD
-----------------------------------------------------------------------------------------------
NOV-98                0.00       22,312.50        22,312.50     8,400,000.00      8,400,000.00
DEC-98                0.00       74,375.00        74,375.00     8,400,000.00      8,400,000.00
JAN-99           55,882.79       74,375.00       130,257.79     8,400,000.00      8,344,117.21
FEB-99           56,377.58       73,880.20       130,257.79     8,344,117.21      8,287,739.63
MAR-99           56,876.76       73,381.03       130,257.79     8,287,739.63      8,230,862.87
APR-99           57,380.36       72,877.43       130,257.79     8,230,862.87      8,173,482.51
MAY-99           57,888.41       72,369.38       130,257.79     8,173,482.51      8,115,594.10
JUN-99           58,400.97       71,856.82       130,257.79     8,115,594.10      8,057,193.13
JUL-99           58,918.06       71,339.73       130,257.79     8,057,193.13      7,998,275.08
AUG-99           59,439.73       70,818.06       130,257.79     7,998,275.08      7,938,835.35
SEP-99           59,966.02       70,291.77       130,257.79     7,938,835.35      7,878,869.33
OCT-99           60,496.97       69,760.82       130,257.79     7,878,869.33      7,818,372.37
NOV-99           61,032.62       69,225.17       130,257.79     7,818,372.37      7,757,339.75
DEC-99           61,573.01       68,684.78       130,257.79     7,757,339.75      7,695,766.74
JAN-00           62,118.19       68,139.60       130,257.79     7,695,766.74      7,633,648.56
FEB-00           62,668.19       67,589.60       130,257.79     7,633,648.56      7,570,980.36
MAR-00           63,223.07       67,034.72       130,257.79     7,570,980.36      7,507,757.30
APR-00           63,782.85       66,474.93       130,257.79     7,507,757.30      7,443,974.44
MAY-00           64,347.60       65,910.19       130,257.79     7,443,974.44      7,379,626.85
JUN-00           64,917.34       65,340.45       130,257.79     7,379,626.85      7,314,709.50
JUL-00           65,492.13       64,765.66       130,257.79     7,314,709.50      7,249,217.37
AUG-00           66,072.01       64,185.78       130,257.79     7,249,217.37      7,183,145.36
SEP-00           66,657.02       63,600.77       130,257.79     7,183,145.36      7,116,488.34
OCT-00           67,247.21       63,010.57       130,257.79     7,116,488.34      7,049,241.13
NOV-00           67,842.63       62,415.16       130,257.79     7,049,241.13      6,981,398.50
DEC-00           68,443.32       61,814.47       130,257.79     6,981,398.50      6,912,955.17
JAN-01           69,049.33       61,208.46       130,257.79     6,912,955.17      6,843,905.84
FEB-01           69,660.71       60,597.08       130,257.79     6,843,905.84      6,774,245.14
MAR-01           70,277.49       59,980.30       130,257.79     6,774,245.14      6,703,967.65
APR-01           70,899.74       59,358.05       130,257.79     6,703,967.65      6,633,067.90
MAY-01           71,527.50       58,730.29       130,257.79     6,633,067.90      6,561,540.40
JUN-01           72,160.82       58,096.97       130,257.79     6,561,540.40      6,489,379.59
JUL-01           72,799.74       57,458.05       130,257.79     6,489,379.59      6,416,579.85
AUG-01           73,444.32       56,813.47       130,257.79     6,416,579.85      6,343,135.53
SEP-01           74,094.61       56,163.18       130,257.79     6,343,135.53      6,269,040.92
OCT-01           74,750.65       55,507.13       130,257.79     6,269,040.92      6,194,290.26
NOV-01           75,412.51       54,845.28       130,257.79     6,194,290.26      6,118,877.76
DEC-01           76,080.22       54,177.56       130,257.79     6,118,877.76      6,042,797.53
JAN-02           76,753.85       53,503.94       130,257.79     6,042,797.53      5,966,043.68
FEB-02           77,433.44       52,824.35       130,257.79     5,966,043.68      5,888,610.24
MAR-02           78,119.05       52,138.74       130,257.79     5,888,610.24      5,810,491.18
APR-02           78,810.73       51,447.06       130,257.79     5,810,491.18      5,731,680.45
MAY-02           79,508.53       50,749.25       130,257.79     5,731,680.45      5,652,171.92
JUN-02           80,212.52       50,045.27       130,257.79     5,652,171.92      5,571,959.40
JUL-02           80,922.73       49,335.06       130,257.79     5,571,959.40      5,491,036.67
AUG-02           81,639.23       48,618.55       130,257.79     5,491,036.67      5,409,397.44
SEP-02           82,362.08       47,895.71       130,257.79     5,409,397.44      5,327,035.36
OCT-02           83,091.33       47,166.46       130,257.79     5,327,035.36      5,243,944.03
NOV-02           83,827.03       46,430.75       130,257.79     5,243,944.03      5,160,116.99
DEC-02           84,569.25       45,688.54       130,257.79     5,160,116.99      5,075,547.74
JAN-03           85,318.04       44,939.75       130,257.79     5,075,547.74      4,990,229.70
FEB-03           86,073.46       44,184.33       130,257.79     4,990,229.70      4,904,156.24
MAR-03           86,835.57       43,422.22       130,257.79     4,904,156.24      4,817,320.67
APR-03           87,604.43       42,653.36       130,257.79     4,817,320.67      4,729,716.24
MAY-03           88,380.09       41,877.70       130,257.79     4,729,716.24      4,641,336.15
JUN-03           89,162.62       41,095.16       130,257.79     4,641,336.15      4,552,173.52
JUL-03           89,952.09       40,305.70       130,257.79     4,552,173.52      4,462,221.44
AUG-03           90,748.54       39,509.25       130,257.79     4,462,221.44      4,371,472.90
SEP-03           91,552.04       38,705.75       130,257.79     4,371,472.90      4,279,920.86
OCT-03           92,362.66       37,895.13       130,257.79     4,279,920.86      4,187,558.21
NOV-03           93,180.45       37,077.34       130,257.79     4,187,558.21      4,094,377.76
DEC-03           94,005.49       36,252.30       130,257.79     4,094,377.76      4,000,372.27
JAN-04        4,000,372.28       35,419.96     4,035,792.24     4,000,372.27             (0.00)
              ---------------------------------------------
TOTALS        8,400,000.00    3,547,947.02    11,947,947.02
              =============================================

BAYFRONT VENTURES
PROJECTED AMORTIZATION SCHEDULE
NATIONAL CITY BANK OF EVANSVILLE
PRINCIPAL                          $ 3,600,000.00
NET RATE TO LENDER                        10.625%
TERM                                               8 YR AMORTIZATION
MONTHLY PAYMENT                    $    55,824.77
BALLOON PAYMENT                    $    55,824.77  DUE JANUARY 2004
NOTES:
SERVICING FEE REFLECTS 0.25% ON THE PRINCIPAL BALANCE HELD BY OTHER LENDERS. NO SERVICING FEE CHARGED ON THE NCB $3.6MM.
ACTUAL PRINCIPAL & INTEREST PAYMENTS WILL BE BASED ON SIMPLE INTEREST AS PAYMENTS ARE RECEIVED.

                                          PAYMENTS                                                       PRINCIPAL BALANCE

                                                                   PLUS          NET PAYMENT     BEGINNING OF
DATE             PRINCIPAL       INTEREST       TOTAL P&I     SERVICING FEE       RECEIVED          PERIOD         END OF PERIOD
--------------------------------------------------------------------------------------------------------------------------------
NOV-98                0.00        9,562.50        9,562.50         300.00          9,862.50      3,600,000.00      3,600,000.00
DEC-98                0.00       31,875.00       31,875.00       1,000.00         32,875.00      3,600,000.00      3,600,000.00
JAN-99           23,949.77       31,875.00       55,824.77       1,000.00         56,824.77      3,600,000.00      3,576,050.23
FEB-99           24,161.82       31,662.94       55,824.77         993.35         56,818.11      3,576,050.23      3,551,888.41
MAR-99           24,375.75       31,449.01       55,824.77         966.64         56,811.40      3,551,888.41      3,527,512.66
APR-99           24,591.58       31,233.18       55,824.77         979.86         56,804.63      3,527,512.66      3,502,921.08
MAY-99           24,809.32       31,015.45       55,824.77         973.03         56,797.80      3,502,921.08      3,478,111.76
JUN-99           25,028.99       30,795.78       55,824.77         966.14         56,790.91      3,478,111.76      3,453,082.77
JUL-99           25,250.60       30,574.17       55,824.77         959.19         56,783.96      3,453,082.77      3,427,832.18
AUG-99           25,474.17       30,350.60       55,824.77         952.18         56,776.94      3,427,832.18      3,402,358.01
SEP-99           25,699.72       30,125.04       55,824.77         945.10         56,769.87      3,402,358.01      3,376,658.29
OCT-99           25,927.27       29,897.50       55,824.77         937.96         56,762.73      3,376,658.29      3,350,731.01
NOV-99           26,156.84       29,667.93       55,824.77         930.76         56,755.52      3,350,731.01      3,324,574.18
DEC-99           26,388.43       29,436.33       55,824.77         923.49         56,748.26      3,324,574.18      3,298,185.75
JAN-00           26,622.08       29,202.69       55,824.77         916.16         56,740.93      3,298,185.75      3,271,563.67
FEB-00           26,857.80       28,966.97       55,824.77         908.77         56,733.53      3,271,563.67      3,244,705.87
MAR-00           27,095.60       28,729.17       55,824.77         901.31         56,726.07      3,244,705.87      3,217,610.27
APR-00           27,335.51       28,489.26       55,824.77         893.78         56,718.55      3,217,610.27      3,190,274.76
MAY-00           27,577.54       28,247.22       55,824.77         886.19         56,710.95      3,190,274.76      3,162,697.22
JUN-00           27,821.72       28,003.05       55,824.77         878.53         56,703.29      3,162,697.22      3,134,875.50
JUL-00           28,068.06       27,756.71       55,824.77         870.80         56,695.57      3,134,875.50      3,106,807.45
AUG-00           28,316.58       27,508.19       55,824.77         863.00         56,687.77      3,106,807.45      3,078,490.87
SEP-00           28,567.30       27,257.47       55,824.77         855.14         56,679.90      3,078,490.87      3,049,923.58
OCT-00           28,820.23       27,004.53       55,824.77         847.20         56,671.97      3,049,923.58      3,021,103.34
NOV-00           29,075.41       26,749.35       55,824.77         839.20         56,663.96      3,021,103.34      2,992,027.93
DEC-00           29,332.85       26,491.91       55,824.77         831.12         56,655.89      2,992,027.93      2,962,695.07
JAN-01           29,592.57       26,232.20       55,824.77         822.97         56,647.74      2,962,695.07      2,933,102.50
FEB-01           29,854.59       25,970.18       55,824.77         814.75         56,639.52      2,933,102.50      2,903,247.92
MAR-01           30,118.93       25,705.84       55,824.77         806.46         56,631.22      2,903,247.92      2,873,128.99
APR-01           30,385.60       25,439.16       55,824.77         798.09         56,622.86      2,873,128.99      2,842,743.39
MAY-01           30,654.64       25,170.12       55,824.77         789.65         56,614.42      2,842,743.39      2,812,088.74
JUN-01           30,926.06       24,898.70       55,824.77         781.14         56,605.90      2,812,088.74      2,781,162.68
JUL-01           31,199.89       24,624.88       55,824.77         772.55         56,595.47      2,781,162.68      2,749,962.79
AUG-01           31,476.14       24,348.63       55,824.77         763.88         56,588.64      2,749,962.79      2,718,486.66
SEP-01           31,754.83       24,069.93       55,824.77         755.14         56,579.90      2,718,486.66      2,686,731.82
OCT-01           32,035.99       23,788.77       55,824.77         746.31         56,571.08      2,686,731.82      2,654,695.83
NOV-01           32,319.65       23,505.12       55,824.77         737.42         56,562.18      2,654,695.83      2,622,376.18
DEC-01           32,605.81       23,218.96       55,824.77         728.44         56,553.20      2,622,376.18      2,589,770.37
JAN-02           32,894.51       22,930.26       55,824.77         719.38         56,544.15      2,589,770.37      2,556,875.86
FEB-02           33,185.76       22,639.01       55,824.77         710.24         56,535.01      2,556,875.86      2,523,690.10
MAR-02           33,479.59       22,345.17       55,824.77         701.03         56,525.79      2,523,690.10      2,490,210.51
APR-02           33,776.03       22,048.74       55,824.77         691.73         56,516.49      2,490,210.51      2,456,434.48
MAY-02           34,075.09       21,749.68       55,824.77         682.34         56,507.11      2,456,434.48      2,422,359.39
JUN-02           34,376.79       21,447.97       55,824.77         672.88         56,497.64      2,422,359.39      2,387,982.60
JUL-02           34,681.17       21,143.60       55,824.77         663.33         56,488.09      2,387,982.60      2,353,301.43
AUG-02           34,988.24       20,836.52       55,824.77         653.69         56,478.46      2,353,301.43      2,318,313.19
SEP-02           35,298.03       20,526.73       55,824.77         643.98         56,468.74      2,318,313.19      2,283,015.15
OCT-02           35,610.57       20,214.20       55,824.77         634.17         56,458.94      2,283,015.15      2,247,404.58
NOV-02           35,925.87       19,898.89       55,824.77         624.28         56,449.05      2,247,404.58      2,211,478.71
DEC-02           36,243.97       19,580.80       55,824.77         614.30         56,439.07      2,211,478.71      2,175,234.75
JAN-03           36,564.88       19,259.89       55,824.77         604.23         56,429.00      2,175,234.75      2,138,669.87
FEB-03           36,888.63       18,936.14       55,824.77         594.07         56,418.84      2,138,669.87      2,101,781.24
MAR-03           37,215.24       18,609.52       55,824.77         583.83         56,408.59      2,101,781.24      2,064,566.00
APR-03           37,544.75       18,280.01       55,824.77         573.49         56,398.26      2,064,566.00      2,027,021.24
MAY-03           37,877.18       17,947.58       55,824.77         563.06         56,387.83      2,027,021.24      1,989,144.06
JUN-03           38,212.55       17,612.21       55,824.77         552.54         56,377.31      1,989,144.06      1,950,931.51
JUL-03           38,550.89       17,273.87       55,824.77         541.93         56,366.69      1,950,931.51      1,912,380.62
AUG-03           38,892.23       16,932.54       55,824.77         531.22         56,355.98      1,912,380.62      1,873,488.39
SEP-03           39,236.59       16,588.18       55,824.77         520.41         56,345.18      1,873,488.39      1,834,251.80
OCT-03           39,584.00       16,240.77       55,824.77         509.51         56,334.28      1,834,251.80      1,794,667.80
NOV-03           39,934.48       15,890.29       55,824.77         498.52         56,323.29      1,794,667.80      1,754,733.32
DEC-03           40,288.07       15,536.70       55,824.77         487.43         56,312.19      1,754,733.32      1,714,445.26
JAN-04        1,714,445.26       15,179.98    1,729,625.25         476.23      1,730,101.48      1,714,445.26             (0.00)
              -----------------------------------------------------------------------------
TOTALS        3,600,000.00    1,520,548.72    5,120,548.73      47,703.49      5,168,250.38
              =============================================================================

BAYFRONT VENTURES
PROJECTED AMORTIZATION SCHEDULE
FIRST NATIONAL BANK
PRINCIPAL                             $ 3,600,000.00
GROSS RATE FROM BORROW                       10.625%
TERM                                                  8 YR AMORTIZATION
MONTHLY PAYMENT                       $    55,824.77
BALLOON PAYMENT                       $ 1,729,625.25  DUE JANUARY 2004
NOTE:
ACTUAL PRINCIPAL & INTEREST PAYMENTS WILL BE BASED ON SIMPLE INTEREST AS PAYMENTS ARE RECEIVED.

                                                PAYMENTS                                                    PRINCIPAL BALANCE

                                                                     LESS           NET PAYMENT     BEGINNING OF
DATE             PRINCIPAL       INTEREST           TOTAL       SERVICING FEE        RECEIVED          PERIOD        END OF PERIOD
----------------------------------------------------------------------------------------------------------------------------------
NOV-98                0.00        9,562.50         9,562.50        (225.00)          9,337.50       3,600,000.00     3,600,000.00
DEC-98                0.00       31,875.00        31,875.00        (750.00)         31,125.00       3,600,000.00     3,600,000.00
JAN-99           23,949.77       31,875.00        55,824.77        (750.00)         55,074.77       3,600,000.00     3,576,050.23
FEB-99           24,161.82       31,662.94        55,824.77        (745.01)         55,079.76       3,576,050.23     3,551,888.41
MAR-99           24,375.75       31,449.01        55,824.77        (739.98)         55,084.79       3,551,888.41     3,527,512.66
APR-99           24,591.58       31,233.18        55,824.77        (734.90)         55,089.87       3,527,512.66     3,502,921.08
MAY-99           24,809.32       31,015.45        55,824.77        (729.78)         55,094.99       3,502,921.08     3,478,111.76
JUN-99           25,028.99       30,795.78        55,824.77        (724.61)         55,100.16       3,478,111.76     3,453,082.77
JUL-99           25,250.60       30,574.17        55,824.77        (719.39)         55,105.37       3,453,082.77     3,427,832.18
AUG-99           25,474.17       30,350.60        55,824.77        (714.13)         55,110.63       3,427,832.18     3,402,358.01
SEP-99           25,699.72       30,125.04        55,824.77        (708.82)         55,115.94       3,402,358.01     3,376,658.29
OCT-99           25,927.27       29,897.50        55,824.77        (703.47)         55,121.30       3,376,658.29     3,350,731.01
NOV-99           26,156.84       29,667.93        55,824.77        (698.07)         55,126.70       3,350,731.01     3,324,574.18
DEC-99           26,388.43       29,436.33        55,824.77        (692.62)         55,132.15       3,324,574.18     3,298,185.75
JAN-00           26,622.08       29,202.69        55,824.77        (687.12)         55,137.64       3,298,185.75     3,271,563.67
FEB-00           26,857.80       28,966.97        55,824.77        (681.58)         55,143.19       3,271,563.67     3,244,705.87
MAR-00           27,095.60       28,729.17        55,824.77        (675.98)         55,148.79       3,244,705.87     3,217,610.27
APR-00           27,335.51       28,489.26        55,824.77        (670.34)         55,154.43       3,217,610.27     3,190,274.76
MAY-00           27,577.54       28,247.22        55,824.77        (664.64)         55,160.13       3,190,274.76     3,162,697.22
JUN-00           27,821.72       28,003.05        55,824.77        (658.90)         55,165.87       3,162,697.22     3,134,875.50
JUL-00           28,068.06       27,756.71        55,824.77        (653.10)         55,171.67       3,134,875.50     3,106,807.45
AUG-00           28,316.58       27,508.19        55,824.77        (647.25)         55,177.51       3,106,807.45     3,078,490.87
SEP-00           28,567.30       27,257.47        55,824.77        (641.35)         55,183.41       3,078,490.87     3,049,923.58
OCT-00           28,820.23       27,004.53        55,824.77        (635.40)         55,189.37       3,049,923.58     3,021,103.34
NOV-00           29,075.41       26,749.35        55,824.77        (629.40)         55,195.37       3,021,103.34     2,992,027.93
DEC-00           29,332.85       26,491.91        55,824.77        (623.34)         55,201.43       2,992,027.93     2,962,695.07
JAN-01           29,592.57       26,232.20        55,824.77        (617.23)         55,207.54       2,962,695.07     2,933,102.50
FEB-01           29,854.59       25,970.18        55,824.77        (611.06)         55,213.70       2,933,102.50     2,903,247.92
MAR-01           30,118.93       25,705.84        55,824.77        (604.84)         55,219.92       2,903,247.92     2,873,128.99
APR-01           30,385.60       25,439.16        55,824.77        (598.57)         55,226.20       2,873,128.99     2,842,743.39
MAY-01           30,654.64       25,170.12        55,824.77        (592.24)         55,232.53       2,842,743.39     2,812,088.74
JUN-01           30,926.06       24,898.70        55,824.77        (585.85)         55,238.91       2,812,088.74     2,781,162.68
JUL-01           31,199.89       24,624.88        55,824.77        (579.41)         55,245.36       2,781,162.68     2,749,962.79
AUG-01           31,476.14       24,348.63        55,824.77        (572.91)         55,251.86       2,749,962.79     2,718,486.66
SEP-01           31,754.83       24,069.93        55,824.77        (566.35)         55,258.41       2,718,486.66     2,686,731.82
OCT-01           32,035.99       23,788.77        55,824.77        (559.74)         55,265.03       2,686,731.82     2,654,695.83
NOV-01           32,319.65       23,505.12        55,824.77        (553.06)         55,271.70       2,654,695.83     2,622,376.18
DEC-01           32,605.81       23,218.96        55,824.77        (546.33)         55,278.44       2,622,376.18     2,589,770.37
JAN-02           32,894.51       22,930.26        55,824.77        (539.54)         55,285.23       2,589,770.37     2,556,875.86
FEB-02           33,185.76       22,639.01        55,824.77        (532.68)         55,292.08       2,556,875.86     2,523,690.10
MAR-02           33,479.59       22,345.17        55,824.77        (525.77)         55,299.00       2,523,690.10     2,490,210.51
APR-02           33,776.03       22,048.74        55,824.77        (518.79)         55,305.97       2,490,210.51     2,456,434.48
MAY-02           34,075.09       21,749.68        55,824.77        (511.76)         55,313.01       2,456,434.48     2,422,359.39
JUN-02           34,376.79       21,447.97        55,824.77        (504.66)         55,320.11       2,422,359.39     2,387,982.60
JUL-02           34,681.17       21,143.60        55,824.77        (497.50)         55,327.27       2,387,982.60     2,353,301.43
AUG-02           34,988.24       20,836.52        55,824.77        (490.27)         55,334.50       2,353,301.43     2,318,313.19
SEP-02           35,298.03       20,526.73        55,824.77        (482.98)         55,341.78       2,318,313.19     2,283,015.15
OCT-02           35,610.57       20,214.20        55,824.77        (475.63)         55,349.14       2,283,015.15     2,247,404.58
NOV-02           35,925.87       19,898.89        55,824.77        (468.21)         55,356.56       2,247,404.58     2,211,478.71
DEC-02           36,243.97       19,580.80        55,824.77        (460.72)         55,364.04       2,211,478.71     2,175,234.75
JAN-03           36,564.88       19,259.89        55,824.77        (453.17)         55,371.59       2,175,234.75     2,138,669.87
FEB-03           36,888.63       18,936.14        55,824.77        (445.56)         55,379.21       2,138,669.87     2,101,781.24
MAR-03           37,215.24       18,609.52        55,824.77        (437.87)         55,386.90       2,101,781.24     2,064,566.00
APR-03           37,544.75       18,280.01        55,824.77        (430.12)         55,394.65       2,064,566.00     2,027,021.24
MAY-03           37,877.18       17,947.58        55,824.77        (422.30)         55,402.47       2,027,021.24     1,989,144.06
JUN-03           38,212.55       17,612.21        55,824.77        (414.41)         55,410.36       1,989,144.06     1,950,931.51
JUL-03           38,550.89       17,273.87        55,824.77        (406.44)         55,418.32       1,950,931.51     1,912,380.62
AUG-03           38,892.23       16,932.54        55,824.77        (398.41)         55,426.35       1,912,380.62     1,873,488.39
SEP-03           39,236.59       16,588.18        55,824.77        (390.31)         55,434.46       1,873,488.39     1,834,251.80
OCT-03           39,584.00       16,240.77        55,824.77        (382.14)         55,442.63       1,834,251.80     1,794,667.80
NOV-03           39,934.48       15,890.29        55,824.77        (373.89)         55,450.88       1,794,667.80     1,754,733.32
DEC-03           40,288.07       15,536.70        55,824.77        (365.57)         55,459.20       1,754,733.32     1,714,445.26
JAN-04        1,714,445.26       15,179.98     1,729,625.25        (357.18)      1,729,268.07       1,714,445.26            (0.00)
              -------------------------------------------------------------------------------
TOTALS        3,600,000.00    1,520,548.72     5,120,548.73     (35,777.62)      5,084,771.11
              ===============================================================================

BAYFRONT VENTURES
PROJECTED AMORTIZATION SCHEDULE
PEOPLES NATIONAL BANK KEWANEE
PRINCIPAL                             $ 800,000.00
GROSS RATE FROM BORROW                      0.625%
TERM                                                8 YR AMORTIZATION
MONTHLY PAYMENT                       $  12,405.50
BALLOON PAYMENT                       $ 384,361.16  DUE JANUARY 2004
NOTE:
ACTUAL PRINCIPAL & INTEREST PAYMENTS WILL BE BASED ON SIMPLE INTEREST AS PAYMENTS ARE RECEIVED.

                                                PAYMENTS                                                    PRINCIPAL BALANCE

                                                                     LESS           NET PAYMENT     BEGINNING OF
DATE           PRINCIPAL         INTEREST           TOTAL       SERVICING FEE        RECEIVED          PERIOD        END OF PERIOD
----------------------------------------------------------------------------------------------------------------------------------
NOV-98              0.00         2,125.00          2,125.00        (50.00)           2,075.00        800,000.00        800,000.00
DEC-98              0.00         7,083.33          7,083.33       (166.67)           6,916.67        800,000.00        800,000.00
JAN-99          5,322.17         7,083.33         12,405.50       (166.67)          12,238.84        800,000.00        794,677.83
FEB-99          5,369.29         7,036.21         12,405.50       (165.56)          12,239.95        794,677.83        789,308.54
MAR-99          5,416.83         6,988.67         12,405.50       (164.44)          12,241.06        789,308.54        783,891.70
APR-99          5,464.80         6,940.71         12,405.50       (163.31)          12,242.19        783,891.70        778,426.91
MAY-99          5,513.18         6,892.32         12,405.50       (162.17)          12,243.33        778,426.91        772,913.72
JUN-99          5,562.00         6,843.51         12,405.50       (161.02)          12,244.48        772,913.72        767,351.73
JUL-99          5,611.24         6,794.26         12,405.50       (159.86)          12,245.64        767,351.73        761,740.48
AUG-99          5,660.93         6,744.58         12,405.50       (158.70)          12,246.81        761,740.48        756,079.56
SEP-99          5,711.05         6,694.45         12,405.50       (157.52)          12,247.99        756,079.56        750,368.51
OCT-99          5,761.62         6,643.89         12,405.50       (156.33)          12,249.18        750,368.51        744,606.89
NOV-99          5,812.63         6,592.87         12,405.50       (155.13)          12,250.38        744,606.89        738,794.26
DEC-99          5,864.10         6,541.41         12,405.50       (153.92)          12,251.59        738,794.26        732,930.17
JAN-00          5,916.02         6,489.49         12,405.50       (152.69)          12,252.81        732,930.17        727,014.15
FEB-00          5,968.40         6,437.10         12,405.50       (151.46)          12,254.04        727,014.15        721,045.75
MAR-00          6,021.24         6,384.26         12,405.50       (150.22)          12,255.29        721,045.75        715,024.50
APR-00          6,074.56         6,330.95         12,405.50       (148.96)          12,256.54        715,024.50        708,949.95
MAY-00          6,128.34         6,277.16         12,405.50       (147.70)          12,257.81        708,949.95        702,821.60
JUN-00          6,182.60         6,222.90         12,405.50       (146.42)          12,259.08        702,821.60        696,639.00
JUL-00          6,237.35         6,168.16         12,405.50       (145.13)          12,260.37        696,639.00        690,401.65
AUG-00          6,292.57         6,112.93         12,405.50       (143.83)          12,261.67        690,401.65        684,109.08
SEP-00          6,348.29         6,057.22         12,405.50       (142.52)          12,262.98        684,109.08        677,760.79
OCT-00          6,404.50         6,001.01         12,405.50       (141.20)          12,264.30        677,760.79        671,356.30
NOV-00          6,461.20         5,944.30         12,405.50       (139.87)          12,265.64        671,356.30        664,895.09
DEC-00          6,518.41         5,887.09         12,405.50       (138.52)          12,266.98        664,895.09        658,376.68
JAN-01          6,576.13         5,829.38         12,405.50       (137.16)          12,268.34        658,376.68        651,800.56
FEB-01          6,634.35         5,771.15         12,405.50       (135.79)          12,269.71        651,800.56        645,166.20
MAR-01          6,693.09         5,712.41         12,405.50       (134.41)          12,271.09        645,166.20        638,473.11
APR-01          6,752.36         5,653.15         12,405.50       (133.02)          12,272.49        638,473.11        631,720.75
MAY-01          6,812.14         5,593.36         12,405.50       (131.61)          12,273.90        631,720.75        624,908.61
JUN-01          6,872.46         5,533.04         12,405.50       (130.19)          12,275.31        624,908.61        618,036.15
JUL-01          6,933.31         5,472.20         12,405.50       (128.76)          12,276.75        618,036.15        611,102.84
AUG-01          6,994.70         5,410.81         12,405.50       (127.31)          12,278.19        611,102.84        604,108.15
SEP-01          7,056.63         5,348.87         12,405.50       (125.86)          12,279.65        604,108.15        597,051.52
OCT-01          7,119.11         5,286.39         12,405.50       (124.39)          12,281.12        597,051.52        589,932.41
NOV-01          7,182.14         5,223.36         12,405.50       (122.90)          12,282.60        589,932.41        582,750.26
DEC-01          7,245.74         5,159.77         12,405.50       (121.41)          12,284.10        582,750.26        575,504.53
JAN-02          7,309.89         5,095.61         12,405.50       (119.90)          12,285.61        575,504.53        568,194.64
FEB-02          7,374.61         5,030.89         12,405.50       (118.37)          12,287.13        568,194.64        560,820.02
MAR-02          7,439.91         4,965.59         12,405.50       (116.84)          12,288.67        560,820.02        553,380.11
APR-02          7,505.78         4,899.72         12,405.50       (115.29)          12,290.22        553,380.11        545,874.33
MAY-02          7,572.24         4,833.26         12,405.50       (113.72)          12,291.78        545,874.33        538,302.09
JUN-02          7,639.29         4,766.22         12,405.50       (112.15)          12,293.36        538,302.09        530,662.80
JUL-02          7,706.93         4,698.58         12,405.50       (110.55)          12,294.95        530,662.80        522,955.87
AUG-02          7,775.17         4,630.34         12,405.50       (108.95)          12,296.55        522,955.87        515,180.71
SEP-02          7,844.01         4,561.50         12,405.50       (107.33)          12,298.17        515,180.71        507,336.70
OCT-02          7,913.46         4,492.04         12,405.50       (105.70)          12,299.81        507,336.70        499,423.24
NOV-02          7,983.53         4,421.98         12,405.50       (104.05)          12,301.46        499,423.24        491,439.71
DEC-02          8,054.21         4,351.29         12,405.50       (102.38)          12,303.12        491,439.71        483,385.50
JAN-03          8,125.53         4,279.98         12,405.50       (100.71)          12,304.80        483,385.50        475,259.97
FEB-03          8,197.47         4,208.03         12,405.50        (99.01)          12,306.49        475,259.97        467,062.50
MAR-03          8,270.05         4,135.45         12,405.50        (97.30)          12,308.20        467,062.50        458,792.44
APR-03          8,343.28         4,062.22         12,405.50        (95.58)          12,309.92        458,792.44        450,449.17
MAY-03          8,417.15         3,988.35         12,405.50        (93.84)          12,311.66        450,449.17        442,032.01
JUN-03          8,491.68         3,913.83         12,405.50        (92.09)          12,313.41        442,032.01        433,540.34
JUL-03          8,566.87         3,838.64         12,405.50        (90.32)          12,315.18        433,540.34        424,973.47
AUG-03          8,642.72         3,762.79         12,405.50        (88.54)          12,316.97        424,973.47        416,330.75
SEP-03          8,719.24         3,686.26         12,405.50        (86.74)          12,318.77        416,330.75        407,611.51
OCT-03          8,796.44         3,609.06         12,405.50        (84.92)          12,320.58        407,611.51        398,815.07
NOV-03          8,874.33         3,531.18         12,405.50        (83.09)          12,322.42        398,815.07        389,940.74
DEC-03          8,952.90         3,452.60         12,405.50        (81.24)          12,324.27        389,940.74        380,987.84
JAN-04        380,987.83         3,373.33        384,361.16        (79.37)         384,281.79        380,987.84              0.00
              -------------------------------------------------------------------------------
TOTALS        800,000.00       337,899.72      1,137,899.71     (7,950.58)       1,129,949.13
              ===============================================================================

BAYFRONT VENTURES
PROJECTED AMORTIZATION SCHEDULE
LINN COUNTY STATE BANK
PRINCIPAL                                  $ 250,000.00
GROSS RATE FROM BORROW                          10.625%
TERM                                                     8 YR AMORTIZATION
MONTHLY PAYMENT                            $   3,876.72
BALLOON PAYMENT                            $ 120,112.86  DUE JANUARY 2004
NOTE:
ACTUAL PRINCIPAL & INTEREST PAYMENTS WILL BE BASED ON SIMPLE INTEREST AS PAYMENTS ARE RECEIVED.

                                                PAYMENTS                                                    PRINCIPAL BALANCE

                                                                     LESS           NET PAYMENT    BEGINNING OF
DATE           PRINCIPAL         INTEREST           TOTAL       SERVICING FEE        RECEIVED         PERIOD        END OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
NOV-98              0.00          664.06           664.06          (15.63)           648.44         250,000.00        250,000.00
DEC-98              0.00        2,213.54         2,213.54          (52.08)         2,161.46         250,000.00        250,000.00
JAN-99          1,663.18        2,213.54         3,876.72          (52.08)         3,824.64         250,000.00        248,336.82
FEB-99          1,677.90        2,198.82         3,876.72          (51.74)         3,824.98         248,336.82        246,658.92
MAR-99          1,692.76        2,183.96         3,876.72          (51.39)         3,825.33         246,658.92        244,966.16
APR-99          1,707.75        2,168.97         3,876.72          (51.03)         3,825.69         244,966.16        243,258.41
MAY-99          1,722.87        2,153.85         3,876.72          (50.68)         3,826.04         243,258.41        241,535.54
JUN-99          1,738.12        2,138.60         3,876.72          (50.32)         3,826.40         241,535.54        239,797.41
JUL-99          1,753.51        2,123.21         3,876.72          (49.96)         3,826.76         239,797.41        238,043.90
AUG-99          1,769.04        2,107.68         3,876.72          (49.59)         3,827.13         238,043.90        236,274.86
SEP-99          1,784.70        2,092.02         3,876.72          (49.22)         3,827.50         236,274.86        234,490.16
OCT-99          1,800.50        2,076.21         3,876.72          (48.85)         3,827.87         234,490.16        232,689.65
NOV-99          1,816.45        2,060.27         3,876.72          (48.48)         3,828.24         232,689.65        230,873.21
DEC-99          1,832.53        2,044.19         3,876.72          (48.10)         3,828.62         230,873.21        229,040.68
JAN-00          1,848.76        2,027.96         3,876.72          (47.72)         3,829.00         229,040.68        227,191.92
FEB-00          1,865.12        2,011.60         3,876.72          (47.33)         3,829.39         227,191.92        225,326.80
MAR-00          1,881.64        1,995.08         3,876.72          (46.94)         3,829.78         225,326.80        223,445.16
APR-00          1,898.30        1,978.42         3,876.72          (46.55)         3,830.17         223,445.16        221,546.86
MAY-00          1,915.11        1,961.61         3,876.72          (46.16)         3,830.56         221,546.86        219,631.75
JUN-00          1,932.06        1,944.66         3,876.72          (45.76)         3,830.96         219,631.75        217,699.69
JUL-00          1,949.17        1,927.55         3,876.72          (45.35)         3,831.37         217,699.69        215,750.52
AUG-00          1,966.43        1,910.29         3,876.72          (44.95)         3,831.77         215,750.52        213,784.09
SEP-00          1,983.84        1,892.88         3,876.72          (44.54)         3,832.18         213,784.09        211,800.25
OCT-00          2,001.41        1,875.31         3,876.72          (44.13)         3,832.59         211,800.25        209,798.84
NOV-00          2,019.13        1,857.59         3,876.72          (43.71)         3,833.01         209,798.84        207,779.72
DEC-00          2,037.00        1,839.72         3,876.72          (43.29)         3,833.43         207,779.72        205,742.71
JAN-01          2,055.04        1,821.68         3,876.72          (42.86)         3,833.86         205,742.71        203,687.67
FEB-01          2,073.24        1,803.48         3,876.72          (42.43)         3,834.28         203,687.67        201,614.44
MAR-01          2,091.59        1,785.13         3,876.72          (42.00)         3,834.72         201,614.44        199,522.85
APR-01          2,110.11        1,766.61         3,876.72          (41.57)         3,835.15         199,522.85        197,412.74
MAY-01          2,128.79        1,747.93         3,876.72          (41.13)         3,835.59         197,412.74        195,283.94
JUN-01          2,147.64        1,729.08         3,876.72          (40.68)         3,836.04         195,283.94        193,136.30
JUL-01          2,166.66        1,710.06         3,876.72          (40.24)         3,836.48         193,136.30        190,969.64
AUG-01          2,185.84        1,690.88         3,876.72          (39.79)         3,836.93         190,969.64        188,783.80
SEP-01          2,205.20        1,671.52         3,876.72          (39.33)         3,837.39         188,783.80        186,578.60
OCT-01          2,224.72        1,652.00         3,876.72          (38.87)         3,837.85         186,578.60        184,353.88
NOV-01          2,244.42        1,632.30         3,876.72          (38.41)         3,838.31         184,353.88        182,109.46
DEC-01          2,264.29        1,612.43         3,876.72          (37.94)         3,838.78         182,109.46        179,845.16
JAN-02          2,284.34        1,592.38         3,876.72          (37.47)         3,839.25         179,845.16        177,560.82
FEB-02          2,304.57        1,572.15         3,876.72          (36.99)         3,839.73         177,560.82        175,256.26
MAR-02          2,324.97        1,551.75         3,876.72          (36.51)         3,840.21         175,256.26        172,931.29
APR-02          2,345.56        1,531.16         3,876.72          (36.03)         3,840.69         172,931.29        170,585.73
MAY-02          2,366.33        1,510.39         3,876.72          (35.54)         3,841.18         170,585.73        168,219.40
JUN-02          2,387.28        1,489.44         3,876.72          (35.05)         3,841.67         168,219.40        165,832.13
JUL-02          2,408.41        1,468.31         3,876.72          (34.55)         3,842.17         165,832.13        163,423.71
AUG-02          2,429.74        1,446.98         3,876.72          (34.05)         3,842.67         163,423.71        160,993.97
SEP-02          2,451.25        1,425.47         3,876.72          (33.54)         3,843.18         160,993.97        158,542.72
OCT-02          2,472.96        1,403.76         3,876.72          (33.03)         3,843.69         158,542.72        156,069.76
NOV-02          2,494.85        1,381.87         3,876.72          (32.51)         3,844.21         156,069.76        153,574.91
DEC-02          2,516.94        1,359.78         3,876.72          (31.99)         3,844.73         153,574.91        151,057.97
JAN-03          2,539.23        1,337.49         3,876.72          (31.47)         3,845.25         151,057.97        148,518.74
FEB-03          2,561.71        1,315.01         3,876.72          (30.94)         3,845.78         148,518.74        145,957.03
MAR-03          2,584.39        1,292.33         3,876.72          (30.41)         3,846.31         145,957.03        143,372.64
APR-03          2,607.27        1,269.45         3,876.72          (29.87)         3,846.85         143,372.64        140,765.36
MAY-03          2,630.36        1,246.36         3,876.72          (29.33)         3,847.39         140,765.36        138,135.00
JUN-03          2,653.65        1,223.07         3,876.72          (28.78)         3,847.94         138,135.00        135,481.35
JUL-03          2,677.15        1,199.57         3,876.72          (28.23)         3,848.49         135,481.35        132,804.21
AUG-03          2,700.85        1,175.87         3,876.72          (27.67)         3,849.05         132,804.21        130,103.36
SEP-03          2,724.76        1,151.96         3,876.72          (27.10)         3,849.62         130,103.36        127,378.60
OCT-03          2,748.89        1,127.83         3,876.72          (26.54)         3,850.18         127,378.60        124,629.71
NOV-03          2,773.23        1,103.49         3,876.72          (25.96)         3,850.76         124,629.71        121,856.48
DEC-03          2,797.78        1,078.94         3,876.72          (25.39)         3,851.33         121,856.48        119,058.70
JAN-04        119,058.69        1,054.17       120,112.86          (24.80)       120,088.06         119,058.70              0.00
              -----------------------------------------------------------------------------
TOTALS        250,000.00      105,593.66       355,593.66       (2,484.56)       353,109.10
              =============================================================================

BAYFRONT VENTURES
PROJECTED AMORTIZATION SCHEDULE
UNITED PRAIRIE BANK - SLAYTON
PRINCIPAL                               $ 150,000.00
GROSS RATE FROM BORROW                       10.625%
TERM                                                  8 YR AMORTIZATION
MONTHLY PAYMENT                         $   2,326.03
BALLOON PAYMENT                         $  72,067.72  DUE JANUARY 2004
NOTE:
ACTUAL PRINCIPAL & INTEREST PAYMENTS WILL BE BASED ON SIMPLE INTEREST AS PAYMENTS ARE RECEIVED.

                                                PAYMENTS                                                    PRINCIPAL BALANCE

                                                                     LESS        NET PAYMENT      BEGINNING OF
DATE           PRINCIPAL         INTEREST           TOTAL       SERVICING FEE      RECEIVED           PERIOD         END OF PERIOD
----------------------------------------------------------------------------------------------------------------------------------
NOV-98              0.00         398.44            398.44           (9.38)           389.06        150,000.00          150,000.00
DEC-98              0.00       1,328.13          1,328.13          (31.25)         1,296.88        150,000.00          150,000.00
JAN-99            997.91       1,328.13          2,326.03          (31.25)         2,294.78        150,000.00          149,002.09
FEB-99          1,006.74       1,319.29          2,326.03          (31.04)         2,294.99        149,002.09          147,995.35
MAR-99          1,015.66       1,310.38          2,326.03          (30.83)         2,295.20        147,995.35          146,979.69
APR-99          1,024.65       1,301.38          2,326.03          (30.62)         2,295.41        146,979.69          145,955.04
MAY-99          1,033.72       1,292.31          2,326.03          (30.41)         2,295.62        145,955.04          144,921.32
JUN-99          1,042.87       1,283.16          2,326.03          (30.19)         2,295.84        144,921.32          143,878.45
JUL-99          1,052.11       1,273.92          2,326.03          (29.97)         2,296.06        143,878.45          142,826.34
AUG-99          1,061.42       1,264.61          2,326.03          (29.76)         2,296.28        142,826.34          141,764.92
SEP-99          1,070.82       1,255.21          2,326.03          (29.53)         2,296.50        141,764.92          140,694.10
OCT-99          1,080.30       1,245.73          2,326.03          (29.31)         2,296.72        140,694.10          139,613.79
NOV-99          1,089.87       1,236.16          2,326.03          (29.09)         2,296.95        139,613.79          138,523.92
DEC-99          1,099.52       1,226.51          2,326.03          (28.86)         2,297.17        138,523.92          137,424.41
JAN-00          1,109.25       1,216.78          2,326.03          (28.63)         2,297.40        137,424.41          136,315.15
FEB-00          1,119.07       1,206.96          2,326.03          (28.40)         2,297.63        136,315.15          135,196.08
MAR-00          1,128.98       1,197.05          2,326.03          (28.17)         2,297.87        135,196.08          134,067.09
APR-00          1,138.98       1,187.05          2,326.03          (27.93)         2,298.10        134,067.09          132,928.12
MAY-00          1,149.06       1,176.97          2,326.03          (27.69)         2,298.34        132,928.12          131,779.05
JUN-00          1,159.24       1,166.79          2,326.03          (27.45)         2,298.58        131,779.05          130,619.81
JUL-00          1,169.50       1,156.53          2,326.03          (27.21)         2,298.82        130,619.81          129,450.31
AUG-00          1,179.86       1,146.17          2,326.03          (26.97)         2,299.06        129,450.31          128,270.45
SEP-00          1,190.30       1,135.73          2,326.03          (26.72)         2,299.31        128,270.45          127,080.15
OCT-00          1,200.84       1,125.19          2,326.03          (26.48)         2,299.56        127,080.15          125,879.31
NOV-00          1,211.48       1,114.56          2,326.03          (26.22)         2,299.81        125,879.31          124,667.83
DEC-00          1,222.20       1,103.83          2,326.03          (25.97)         2,300.06        124,667.83          123,445.63
JAN-01          1,233.02       1,093.01          2,326.03          (25.72)         2,300.31        123,445.63          122,212.60
FEB-01          1,243.94       1,082.09          2,326.03          (25.46)         2,300.57        122,212.60          120,968.66
MAR-01          1,254.96       1,071.08          2,326.03          (25.20)         2,300.83        120,968.66          119,713.71
APR-01          1,266.07       1,059.97          2,326.03          (24.94)         2,301.09        119,713.71          118,447.64
MAY-01          1,277.28       1,048.76          2,326.03          (24.68)         2,301.36        118,447.64          117,170.36
JUN-01          1,288.59       1,037.45          2,326.03          (24.41)         2,301.62        117,170.36          115,881.78
JUL-01          1,300.00       1,026.04          2,326.03          (24.14)         2,301.89        115,881.78          114,581.78
AUG-01          1,311.51       1,014.53          2,326.03          (23.87)         2,302.16        114,581.78          113,270.28
SEP-01          1,323.12       1,002.91          2,326.03          (23.60)         2,302.43        113,270.28          111,947.16
OCT-01          1,334.83         991.20          2,326.03          (23.32)         2,302.71        111,947.16          110,612.33
NOV-01          1,346.65         979.38          2,326.03          (23.04)         2,302.99        110,612.33          109,265.67
DEC-01          1,358.58         967.46          2,326.03          (22.76)         2,303.27        109,265.67          107,907.10
JAN-02          1,370.60         955.43          2,326.03          (22.48)         2,303.55        107,907.10          106,536.49
FEB-02          1,382.74         943.29          2,326.03          (22.20)         2,303.84        106,536.49          105,153.75
MAR-02          1,394.98         931.05          2,326.03          (21.91)         2,304.12        105,153.75          103,758.77
APR-02          1,407.33         918.70          2,326.03          (21.62)         2,304.42        103,758.77          102,351.44
MAY-02          1,419.80         906.24          2,326.03          (21.32)         2,304.71        102,351.44          100,931.64
JUN-02          1,432.37         893.67          2,326.03          (21.03)         2,305.00        100,931.64           99,499.28
JUL-02          1,445.05         880.98          2,326.03          (20.73)         2,305.30         99,499.28           98,054.23
AUG-02          1,457.84         868.19          2,326.03          (20.43)         2,305.60         98,054.23           96,596.38
SEP-02          1,470.75         855.28          2,326.03          (20.12)         2,305.91         96,596.38           95,125.63
OCT-02          1,483.77         842.26          2,326.03          (19.82)         2,306.21         95,125.63           93,641.86
NOV-02          1,496.91         829.12          2,326.03          (19.51)         2,306.52         93,641.86           92,144.95
DEC-02          1,510.17         815.87          2,326.03          (19.20)         2,306.84         92,144.95           90,634.78
JAN-03          1,523.54         802.50          2,326.03          (18.88)         2,307.15         90,634.78           89,111.24
FEB-03          1,537.03         789.01          2,326.03          (18.56)         2,307.47         89,111.24           87,574.22
MAR-03          1,550.64         775.40          2,326.03          (18.24)         2,307.79         87,574.22           86,023.58
APR-03          1,564.36         761.67          2,326.03          (17.92)         2,308.11         86,023.58           84,459.22
MAY-03          1,578.22         747.82          2,326.03          (17.60)         2,308.44         84,459.22           82,881.00
JUN-03          1,592.19         733.84          2,326.03          (17.27)         2,308.77         82,881.00           81,288.81
JUL-03          1,606.29         719.74          2,326.03          (16.94)         2,309.10         81,288.81           79,682.53
AUG-03          1,620.51         705.52          2,326.03          (16.60)         2,309.43         79,682.53           78,062.02
SEP-03          1,634.86         691.17          2,326.03          (16.26)         2,309.77         78,062.02           76,427.16
OCT-03          1,649.33         676.70          2,326.03          (15.92)         2,310.11         76,427.16           74,777.83
NOV-03          1,663.94         662.10          2,326.03          (15.58)         2,310.45         74,777.83           73,113.89
DEC-03          1,678.67         647.36          2,326.03          (15.23)         2,310.80         73,113.89           71,435.22
JAN-04         71,435.22         632.50         72,067.72          (14.88)        72,052.84         71,435.22               (0.00)
              -----------------------------------------------------------------------------
TOTALS        150,000.00      63,356.20        213,356.20       (1,490.73)       211,865.47
              =============================================================================

                             Compliance Certificate

                           Dated _____________________

         I, the ____________________of Princesa Partners, a Florida partnership (the "Borrower"), do hereby provide this Compliance Certificate in connection with that certain Loan Agreement dated September ______, 1998, by and among the Borrower and certain lenders (the "Loan Agreement").

         I certify that as of the date hereof:

         1. Attached hereto are the financial statements of the Borrower and Bayfront for the month/year ended __________, ____, which were prepared in accordance with generally accepted accounting principles [for quarterly certificate, add: "for interim financial statements, but without footnotes and statements of cash flows and subject to year-end audit adjustments"] and fairly state the financial condition of the Borrower and Bayfront as of the date thereof and the net income [for annual certificate, add: "and cash flows"] of the Borrower and Bayfront for the periods shown thereon.

         2. The Borrower is in compliance with each of the covenants contained in Article VI of the Loan Agreement.

         3. Each of the representations and warranties contained in Article IV of the Loan Agreement is true and correct as of the date hereof.

         4. No event has occurred and is continuing which constitutes an Event of Default or a Default under the Loan Agreement, [ ] except such events as are described on the Schedule attached hereto.

         5. The Borrower [ ] is [ ] is not in compliance with its Debt Service Coverage Ratio covenant, as set forth in Section 6.13 of the Loan Agreement, and computed as follows:

         6. The Borrower [ ] is [ ] is not in compliance with its Tangible Net Worth covenant, as set forth in Section 6.14 of the Loan Agreement, and computed as follows:




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